================================================================================
                                   PROSPECTUS


                                    SELIGMAN
                                    FRONTIER
                                   FUND, INC.


                                FEBRUARY 1, 1997


                                     [LOGO]


================================================================================
                           A CAPITAL APPRECIATION FUND
                                IN ITS 13TH YEAR




SELIGMAN
FRONTIER
FUND, INC.
================================================================================



100 Park Avenue
New York, New York 10017

INVESTMENT MANAGER
J. & W. Seligman & Co. Incorporated
100 Park Avenue
New York, New York 10017

GENERAL DISTRIBUTOR
Seligman Financial Services, Inc.
100 Park Avenue
New York, New York 10017

SHAREHOLDER SERVICE AGENT
Seligman Data Corp.
100 Park Avenue
New York, New York 10017

PORTFOLIO SECURITIES CUSTODIAN
Investors Fiduciary Trust Company
127 West 10th Street
Kansas City, Missouri 64105

GENERAL COUNSEL
Sullivan & Cromwell
125 Broad Street
New York, New York 10004


EQFR1 2/97

                          SELIGMAN FRONTIER FUND, INC.
                     100 Park Avenue o New York, N.Y. 10017
                     New York City Telephone: (212) 850-1864
       Toll-Free Telephone: (800) 221-2450--all continental United States
      For Retirement Plan Information--Toll-Free Telephone: (800) 445-1777


                                                                February 1, 1997

       Seligman Frontier Fund, Inc. (the "Fund") is an open-end, diversified management investment company that invests to produce growth in capital value. Income may be considered but will only be incidental to the Fund's investment objective of growth in capital value. For a description of the Fund's investment objective and policies, including the risk factors associated with an investment in the Fund, see "Investment Objective, Policies And Risks." There can be no assurance that the Fund's investment objective will be achieved.

       Investment  advisory and management  services are provided to the Fund by
J. & W. Seligman & Co. Incorporated (the "Manager") and, to the extent requested by the Manager in respect of foreign assets, Seligman Henderson Co. (the "Subadviser"). The Fund's distributor is Seligman Financial Services, Inc., an affiliate of the Manager.

       The Fund offers three classes of shares. Class A shares are sold subject to an initial sales load of up to 4.75% and an annual service fee currently charged at a rate of up to .25% of the average daily net asset value of the Class A shares. Class A shares purchased in an amount of $1,000,000 or more are sold without an initial sales load but are subject to a contingent deferred sales load ("CDSL") of 1% on redemptions within 18 months of purchase. Class B shares are sold without an initial sales load but are subject to a CDSL of 5% on redemptions in the first year after purchase of such shares, declining to 1% in the sixth year and 0% thereafter, an annual distribution fee of .75% and an annual service fee of up to .25% of the average daily net asset value of the
Class B shares. Class B shares will automatically convert to Class A shares on the last day of the month that precedes the eighth anniversary of their date of purchase. Class D shares are sold without an initial sales load but are subject to a CDSL of 1% imposed on redemptions within one year of purchase, an annual distribution fee of up to .75% and an annual service fee of up to .25% of the average daily net asset value of the Class D shares. Any CDSL payable upon redemption of shares will be assessed on the lesser of the current net asset value or the original purchase price of the shares redeemed. No CDSL will be imposed on shares acquired through the reinvestment of dividends or distributions received from any class of shares. See "Alternative Distribution System." Shares of the Fund may be purchased through any authorized investment dealer.


       This Prospectus sets forth concisely the information a prospective investor should know about the Fund before investing. Please read it carefully before you invest and keep it for future reference. Additional information about the Fund, including a Statement of Additional Information, has been filed with the Securities and Exchange Commission. The Statement of Additional Information is available upon request without charge by calling or writing the Fund at the telephone numbers or address set forth above. The Statement of Additional Information is dated the same date as this Prospectus and is incorporated herein by reference in its entirety.

SHARES IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED
    BY, ANY BANK, AND SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT
      INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY.

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES
   AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE
       ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE
                         CONTRARY IS A CRIMINAL OFFENSE.

                                -----------------

                                TABLE OF CONTENTS


                                                                        PAGE
                                                                        -----
Summary of Fund Expenses .............................................     2
Financial Highlights .................................................     3
Alternative Distribution System.......................................     5
Investment Objective, Policies and Risks..............................     7
Management Services...................................................     9
Purchase of Shares ...................................................    11
Telephone Transactions................................................    16
Redemption of Shares..................................................    17
Administration, Shareholder Services and
  Distribution Plan...................................................    19
Exchange Privilege....................................................    20
Further Information about Transactions in the Fund....................    22
Dividends and Distributions ..........................................    22
Federal Income Taxes..................................................    23
Shareholder Information ..............................................    24
Advertising the Fund's Performance ...................................    26
Organization and Capitalization ......................................    26

                            SUMMARY OF FUND EXPENSES

                                                                  CLASS A                   CLASS B                   CLASS D
                                                             ----------------          ----------------          ----------------
                                                              (INITIAL SALES            (DEFERRED SALES           (DEFERRED SALES
                                                             LOAD ALTERNATIVE)         LOAD ALTERNATIVE)         LOAD ALTERNATIVE)
SHAREHOLDER TRANSACTION EXPENSES

        Maximum Sales Load Imposed on Purchases
          (as a percentage of offering price).............        4.75%                     None                       None
        Sales Load on Reinvested Dividends ...............        None                      None                       None
        Deferred Sales Load (as a percentage of original
          purchase price or redemption proceeds,
          whichever is lower) ............................        None;                5% in 1st year             1% in 1st year
                                                                except 1%              4% in 2nd year            None thereafter
                                                           in first 18 months           3% in 3rd and
                                                            if initial sales              4th years
                                                             load was waived           2% in 5th year
                                                           in full due to size         1% in 6th year
                                                               of purchase             None thereafter
        Redemption Fees ..................................        None                      None                       None
        Exchange Fees ....................................        None                      None                       None






ANNUAL FUND OPERATING EXPENSES FOR FISCAL 1996                    CLASS A                  CLASS B*                   CLASS D
                                                                  -------                  --------                   -------
(as a percentage of average net assets)
        Management Fees                                                 .95%                     .95%                       .95%
        12b-1 Fees                                                      .21%                    1.00%**                    1.00%**
        Other Expenses                                                  .43%                     .43%                       .43%
                                                                       ----                     ----                       ----
        Total Fund Operating Expenses                                  1.59%                    2.38%                      2.38%
                                                                       ====                     ====                       ====



        The purpose of this table is to assist investors in understanding the various costs and expenses which shareholders of the Fund may bear directly or indirectly. The sales load on Class A shares is a one-time charge paid at the time of purchase of shares. Reductions in initial sales loads are available in certain circumstances. Class A shares are not subject to an initial sales load for purchases of $1,000,000 or more; however, such shares are subject to a CDSL, a one time charge, only if the shares are redeemed within eighteen months of purchase. The CDSLs on Class B and Class D shares are one-time charges paid only if shares are redeemed within six years or one year of purchase, respectively. The management fees have been restated to reflect the increase in the management fee rate payable by the Fund, which was approved by shareholders on December 12, 1995 and became effective January 1, 1996. For more information concerning reductions in sales loads and for a more complete description of the various costs and expenses, see "Purchase of Shares," "Redemption of Shares" and "Management Services" herein. The Fund's Administration, Shareholder Services and Distribution Plan, to which the caption "12b-1 Fees" relates, is discussed under "Administration, Shareholder Services and Distribution Plan" herein.



EXAMPLE                                                    1 YEAR             3 YEARS        5 YEARS         10 YEARS
                                                           ------             -------        -------         --------

An investor would pay the following  expenses on a $1,000
investment,  assuming (1) 5% annual return and (2) redemp-
tion at the end of each time period........................Class A            $63            $ 95            $130            $227
                                                           Class B+            74             104             147             252
                                                           Class D             34++            74             127             272


THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN AND THE 5% ANNUAL RETURN USED IN THIS EXAMPLE IS A HYPOTHETICAL RATE.

----------


   * Estimated based on expenses incurred during fiscal 1996.
  ** Includes an annual distribution fee of up to .75% and an annual service fee of up to .25%. Pursuant to the Rules of the National Association of Securities Dealers, Inc., the aggregate deferred sales loads and annual distribution fees on Class B and Class D shares of the Fund may not exceed 6.25% of total gross sales, subject to certain exclusions. The maximum sales charge rule is applied separately to each class. The 6.25% limitation is imposed on the Fund rather than on a per shareholder basis. Therefore, a long-term Class B or Class D shareholder of the Fund may pay more in total sales loads (including distribution fees) than the economic equivalent of 6.25% of such shareholder's investment in such shares.
   + Assuming (1) 5% annual return and (2) no redemption at the end of the period, the expenses on a $1,000 investment would be $24 for 1 year, $74 for 3 years and $127 for 5 years. The expenses shown for the ten-year period reflect the conversion of Class B shares to Class A shares after 8 years.
  ++ Assuming (1) 5% annual return and (2) no redemption at the end of one year, the expenses on a $1,000 investment would be $24.

                              FINANCIAL HIGHLIGHTS


        The Fund's financial highlights for the periods presented below have been audited by Deloitte & Touche LLP, independent auditors. This information, which is derived from the financial and accounting records of the Fund, should be read in conjunction with the financial statements and notes contained in the Fund's 1996 Annual Report, which is incorporated by reference in the Fund's Statement of Additional Information, copies of which may be obtained by calling or writing the Fund at the telephone numbers or address provided on the cover page of this Prospectus.

        The per share operating performance data is designed to allow investors to trace the operating performance, on a per share basis, from each Class' beginning net asset value to its ending net asset value so that they may understand what effect the individual items have on their investment, assuming it was held throughout the period. Generally, the per share amounts are derived by converting the actual dollar amounts incurred for each item, as disclosed in the financial statements, to their equivalent per share amount. The total return based on net asset value measures each Class' performance assuming investors purchased shares of the Fund at the net asset value as of the beginning of the period, invested dividends and capital gains paid at net asset value and then sold their shares at net asset value per share on the last day of the period. The total return computations do not reflect any sales loads investors may incur in purchasing or selling shares of the Fund. Total returns for periods of less than one year are not annualized.



        Average commission rate paid represents the average commissions paid by the Fund to purchase or sell securities. It is determined by dividing the total commission dollars paid by the number of shares purchased and sold during the period for which commissions were paid.



                                                                                         Class A
                                      ----------------------------------------------------------------------------------------------

                                                                                 Year Ended September 30
                                      ----------------------------------------------------------------------------------------------

Per Share Operating                     1996        1995        1994        1993        1992        1991        1990        1989
                                        ----        ----        ----        ----        ----        ----        ----        ----
Performance:
Net asset value, beginning of year...  $14.04      $11.62      $12.83      $10.22      $10.71     $  7.01      $ 8.99      $ 6.90
                                       ------      ------      ------      ------      ------      ------      ------      ------
Net investment loss..................   (0.13)      (0.06)      (0.08)      (0.03)      (0.07)      (0.03)         --          --
Net realized and unrealized
  investment gain (loss).............    1.95        3.87        1.10        4.54        0.58        3.76       (1.98)       2.09
                                       ------      ------      ------      ------      ------      ------      ------      ------
Increase (decrease) from
  investment operations..............    1.82        3.81        1.02        4.51        0.51        3.73       (1.98)       2.09
Dividends paid.......................      --          --          --          --          --       (0.01)*        --          --
Distributions from net gain realized.   (0.48)      (1.39)      (2.23)      (1.90)      (1.00)      (0.02)         --          --
                                       ------      ------      ------      ------      ------      ------      ------      ------
Net increase (decrease)
  in net asset value.................    1.34        2.42       (1.21)       2.61       (0.49)       3.70       (1.98)       2.09
                                       ------      ------      ------      ------      ------      ------      ------      ------
Net asset value, end of year.........  $15.38      $14.04      $11.62      $12.83      $10.22      $10.71      $ 7.01      $ 8.99
                                       ======      ======      ======      ======      ======      ======      ======      ======
Total Return Based on
  Net Asset Value:                      13.40%      36.80%       9.79%      50.67%       4.91%      53.34%     (22.02)%     30.29%
Ratios/Supplemental Data:
Expenses to average net assets.......    1.56%       1.43 %      1.34%       1.25%       1.37%       1.28%       1.26%       1.32%
Net investment income (loss)
  to average net assets..............   (0.91)%     (0.50)%     (0.87)%     (0.27)%     (0.71)%     (0.35)%        --        0.02%
Portfolio turnover...................   59.36%      71.52 %    124.76%     129.13%     129.46%      38.56%      38.55%      50.60%
Average commission rate paid......... $0.0538
Net assets, end of period
  (000's omitted)....................$523,737    $272,122     $58,478     $43,188     $27,178     $23,449     $17,127     $22,966




                                     Class A
--------------------------------------------------------------------------------
                             Year Ended September 30
--------------------------------------------------------------------------------

Per Share Operating                       1988        1987
                                          ----        ----
Performance:
Net asset value, beginning of year...    $ 9.35      $ 7.58
                                         ------      ------
Net investment loss..................     (0.02)         --
Net realized and unrealized
  investment gain (loss).............     (1.44)       2.07
                                         ------      ------
Increase (decrease) from
  investment operations..............     (1.46)       2.07
Dividends paid.......................        --          --
Distributions from net gain realized.     (0.99)      (0.30)
                                         ------      ------
Net increase (decrease)
  in net asset value.................     (2.45)       1.77
                                         ------      ------
Net asset value, end of year.........    $ 6.90      $ 9.35
                                         ======      ======
Total Return Based on
  Net Asset Value:                       (12.25)%     28.29%
Ratios/Supplemental Data:
Expenses to average net assets.......      1.19%       1.11%
Net investment income (loss)
  to average net assets..............     (0.20)%      0.03%
Portfolio turnover...................     80.03%     109.06%
Average commission rate paid.........
Net assets, end of period
  (000's omitted)....................   $19,205     $22,534

----------
        All per share data for fiscal years 1987 through 1992 have been restated to reflect the 2-for-1 stock split effected as a 100% stock dividend which occurred on April 16,1992. For fiscal years 1994 through 1996, the above per share amounts of net investment loss and net realized and unrealized investment gain (loss) have been calculated based upon average shares outstanding for the periods.


   * Excess of taxable dividend over net investment income was charged against paid-in capital.




        The data provided above reflects historical information and therefore has not been adjusted to reflect, for the periods prior to its implementation, the effect of the Administration, Shareholder Services and Distribution Plan approved by shareholders on May 1, 1992 and effective June 1,1992 or through September 30, 1996 does not reflect the effect of the increase in the management fee rate payable by the Fund, approved by shareholders on December 12, 1995 and effective January 1, 1996.


                                      Class B                                          Class D
                                      -------             ------------------------------------------------------------------
                                     4/22/96*                       Year Ended September 30,                         5/3/93*
                                        to                ------------------------------------------                   to
                                      9/30/96             1996                1995                1994               9/30/93
                                      ------              ----                ----                ----               -------

Per Share Operating
Performance:
Net asset value, beginning of year... $14.55              $13.61              $11.40              $12.80              $10.12
                                      ------              ------              ------              ------              ------
Net investment loss..................  (0.11)              (0.24)              (0.15)              (0.23)              (0.04)
Net realized and unrealized
  investment gain....................   0.34                1.88                3.75                1.06                2.72
                                      ------              ------              ------              ------              ------
Increase from investment operations..   0.23                1.64                3.60                0.83                2.68
Dividends paid.......................     --                  --                  --                  --                  --
Distributions from net gain realized.     --              (0.48)              (1.39)               (2.23)                 --
                                      ------              ------              ------              ------              ------
Net increase (decrease)
  in net asset value.................   0.23                1.16                2.21               (1.40)               2.68
                                      ------              ------              ------              ------              ------
Net asset value, end of year......... $14.78              $14.77              $13.61              $11.40              $12.80
                                      ======              ======              ======              ======              ======

Total Return Based on
  Net Asset Value: ..................   1.58%              12.47%              35.53%               8.06%              26.48%
Ratios/Supplemental Data:
Expenses to average net assets.......   2.45%o              2.35%               2.29%               2.72%               2.24%o
Net investment income (loss)
  to average net assets..............  (1.80)%o            (1.70)%             (1.35)%             (2.25)%            (1.94)%o
Portfolio turnover...................  59.36%+             59.36)%             71.52%             124.76%             129.13%++
Average commission rate paid.........$0.0538+            $0.0538
Net assets, end of period
  (000's omitted).................... $24,016            $337,327            $145,443             $9,318                $967




----------

   * Commencement of offering of shares
   + For the year ended September 30, 1996.
  ++ For the year ended September 30, 1993.
   o Annualized.


        The data provided above reflects historical information and therefore has not been adjusted to reflect, through September 30, 1996 the effect of the increase in the management fee rate payable by the Fund, approved by shareholders on December 12, 1995 and effective January 1, 1996.

ALTERNATIVE DISTRIBUTION SYSTEM


    The Fund offers three classes of shares. Class A shares are sold to investors who have concluded that they would prefer to pay an initial sales load and have the benefit of lower continuing fees. Class B shares are sold to investors choosing to pay no initial sales load, a higher distribution fee and a CDSL with respect to redemptions within six years of purchase and who desire shares to convert automatically to Class A shares after eight years. Class D shares are sold to investors choosing to pay no initial sales load, a higher distribution fee and, with respect to redemptions within one year of purchase, a CDSL. The Alternative Distribution System allows investors to choose the method of purchasing shares that is most beneficial in light of the amount of the purchase, the length of time the shares are expected to be held and other relevant circumstances. Investors should determine whether under their particular circumstances it is more advantageous to incur an initial sales load and be subject to lower ongoing fees, as discussed below, or to have the entire initial purchase price invested in the Fund with the investment thereafter being subject to higher ongoing fees and either a CDSL for a six-year period with automatic conversion to Class A shares after eight years or a CDSL for a one-year period with no automatic conversion to Class A shares.





    Investors who expect to maintain their investment for an extended period of time might choose to purchase Class A shares because over time the accumulated continuing distribution fees of Class B and Class D shares may exceed the initial sales load and lower distribution fee of Class A shares. This consideration must be weighed against the fact that the amount invested in the Fund will be reduced by the initial sales load on Class A shares deducted at the time of purchase. Furthermore, the higher distribution fees on Class B and Class D will be offset to the extent any return is realized on the additional funds initially invested therein that would have been equal to the amount of the initial sales load on Class A shares.

    Investors who qualify for reduced initial sales loads, as described under "Purchase of Shares" below, might also choose to purchase Class A shares because the sales load deducted at the time of purchase would be less. However, investors should consider the effect of the 1% CDSL imposed on shares on which the initial sales load was waived in full because the amount of Class A shares purchased reached $1,000,000 or more. In addition, Class B shares will be converted automatically to Class A shares after a period of approximately eight years, and thereafter investors will be subject to lower ongoing fees. Shares purchased through reinvestment of dividends and distributions on Class B shares also will convert automatically to Class A shares along with the underlying shares on which they were earned.


    Alternatively, some investors might choose to have all of their funds invested initially in Class B or Class D shares although remaining subject to a higher continuing distribution fee and for a six-year or one-year period, a CDSL as described below. For example, an investor who does not qualify for reduced sales loads would have to hold Class A shares for more than 6.33 years for the Class B or Class D distribution fee to exceed the initial sales load plus the distribution fee on Class A shares. This example does not take into account the time value of money, which further reduces the impact of the Class B and Class D shares' 1% distribution fee, other expenses charged to each class, fluctuations in net asset value or the effect of the return on the investment over this period of time.


    Investors should bear in mind that total asset based sales charges (i.e., the higher continuing distribution fee plus the CDSL) on Class B shares that are redeemed may exceed the total asset based sales charges that would be payable on the same amount of Class A or Class D shares, particularly if the Class B shares are redeemed shortly after purchase or if the investor qualifies for a reduced sales load on the Class A shares.

    Investors should understand that the purpose and function of the initial sales load (and deferred sales load, when applicable) with respect to Class A shares is the same as those of the deferred sales loads and higher distribution fees with respect to Class B and Class D shares in that the sales loads and distribution fees applicable to each class provide for the financing of the distribution of the shares of the Fund.


    Class B and Class D shares are subject to the same ongoing distribution fees but Class D shares are subject to a CDSL for a shorter period of time (one year as opposed to six years) than Class B shares. However, unlike Class D shares, Class B shares automatically convert to Class A shares, which are subject to lower ongoing distribution fees.

    The three classes of shares represent interests in the same portfolio of investments, have the same rights and are generally identical in all respects except that each class bears its separate distribution and, potentially, certain other class expenses and has exclusive voting rights with respect to any matter to which a separate vote of any class is required by the Investment Company Act of 1940, as amended (the "1940 Act"), or Maryland law. The net income attributable to each class and dividends payable on the shares of each class will be reduced by the amount of distribution and other expenses to be paid by each class. Class B and Class D shares bear higher distribution fees, which will cause the Class B and Class D shares to pay lower dividends than the Class A shares. The three classes also have separate exchange privileges.

    The Directors of the Fund believe that no conflict of interest currently exists between the Class A, Class B and Class D shares. On an ongoing basis, the Directors, in the exercise of their fiduciary duties under the 1940 Act and Maryland law, will seek to ensure that no such conflict arises. For this purpose, the Directors will monitor the Fund for the existence of any material conflict among the classes and will take such action as is reasonably necessary to eliminate any such conflicts that may develop.


    DIFFERENCES BETWEEN CLASSES. The primary differences between Class A, Class B and Class D shares are their sales load structures and ongoing expenses as set forth below. The primary differences between Class B and Class D shares are that Class D shares are subject to a shorter CDSL period and a lower CDSL rate but Class B shares automatically convert to Class A shares after eight years, resulting in a reduction in ongoing fees. Investors in Class B shares should take into account whether they intend to redeem their shares within the CDSL period and, if not, whether they intend to remain invested until the end of the conversion period and thereby take advantage of the reduction in ongoing fees resulting from the conversion to Class A shares. Other investors, however, may elect to purchase Class D shares if they determine that it is advantageous to have all their assets invested initially and they are uncertain as to the length of time they intend to hold their assets in the Fund or another mutual fund in the Seligman Group for which the exchange privilege is available. Although Class D shareholders are subject to a shorter CDSL period at a lower rate, they forego the Class B automatic conversion feature, making their investment subject to higher distribution fees for an indefinite period of time. Each class has advantages and disadvantages for different investors, and investors should choose the class that best suits their circumstances and their objectives.


                                   ANNUAL 12B-1 FEES
                                   (AS A % OF AVERAGE
           SALES LOAD              DAILY NET ASSETS)       OTHER INFORMATION
           ----------              -----------------       -----------------


CLASS A    Maximum initial         Service fee of          Initial sales load
           sales load of 4.75%     .25%.                   waived or reduced
           of the public                                   for certain
           offering price.                                 purchases. CDSL
                                                           of 1% on
                                                           redemptions within
                                                           18 months of
                                                           purchase on
                                                           shares on which
                                                           initial sales load
                                                           was waived in full
                                                           due to the size of
                                                           the purchase.


CLASS B    None                    Service fee of          CDSL of:
                                   .25%;                   5% in 1st year
                                   Distribution fee        4% in 2nd year
                                   of .75% until           3% in 3rd and
                                   conversion*             4th years
                                                           2% in 5th  year 1% in
                                                           6th year 0% after 6th
                                                           year.


CLASS D    None                    Service fee of          CDSL of 1% on
                                   .25%; Distribution      redemptions within
                                   fee of up to.75%.       one year of
                                                           purchase.



* Conversion occurs at the end of the month which precedes the eighth anniversary of the purchase date. If Class B shares of the Fund are exchanged for Class B shares of another Seligman Mutual Fund, the conversion period applicable to the Class B shares acquired in the exchange will apply, and the holding period of the shares exchanged will be tacked onto the holding period of the shares acquired.

INVESTMENT OBJECTIVE, POLICIES AND RISKS


    The Fund is an open-end, diversified management investment company, as defined in the 1940 Act, or mutual fund, incorporated in Maryland in 1984.

    The Fund seeks to produce growth in capital value; income may be considered but will be only incidental to the Fund's investment objective. The Fund seeks to achieve its objective by investing in a portfolio consisting of securities of companies selected for their growth prospects. The Fund invests primarily in common stocks. It may also invest in securities that may be exchanged for or converted into common stock, preferred stock and common stock purchase warrants believed by the Manager to provide capital growth opportunities. There can be no assurance that the Fund will achieve its objective.


    Stocks of companies believed by the Manager to have special characteristics (such as a high growth rate of unit sales, an important opportunity in a developing industry or a distinct competitive advantage) are favored. In general, securities owned are likely to be those issued by companies of small to medium size with annual revenues of $400 million or less. Except when investing for temporary, defensive purposes, the Fund will invest at least 65% of its net assets, exclusive of government securities, short-term notes, cash and cash items, in securities of such companies. Securities of small or medium sized companies may be subject to above average market price fluctuation and business risk; however, the Manager will seek to temper such risks by diversification of investments and by avoiding concentration of investments in any one industry.

    Investments other than in securities of the companies discussed above will be substantially in securities issued or guaranteed by the United States
Government (such as Treasury bills, notes and bonds), its agencies, instrumentalities or authorities; highly-rated corporate debt securities (rated AA-, or better, by Standard & Poor's Corporation ("Standard & Poor's") or Aa3, or better, by Moody's Investors Service, Inc. ("Moody's")); prime commercial paper (rated A-1+/A-1 by Standard & Poor's or P-1 by Moody's); and certificates of deposit of the 100 largest (based on assets) banks that are subject to regulatory supervision by the U.S. Government or state governments and the 100 largest (based on assets) foreign banks with branches or agencies in the United States.


    ILLIQUID SECURITIES. The Fund may invest up to 15% of its net assets in illiquid securities, including restricted securities (i.e., securities not readily marketable without registration under the Securities Act of 1933 (the "1933 Act")) and other securities that are not readily marketable. The Fund may purchase restricted securities that can be offered and sold to "qualified institutional buyers" under Rule 144A of the 1933 Act, and the Manager, acting pursuant to procedures approved by the Fund's Board of Directors, may determine, when appropriate, that specific Rule 144A securities are liquid and not subject to the 15% limitation on illiquid securities. Should this determination be made, the Manager, acting pursuant to such procedures, will carefully monitor the security (focusing on such factors, among others, as trading activity and availability of information) to determine that the Rule 144A security continues to be liquid. It is not possible to predict with assurance exactly how the market for Rule 144A securities will further evolve. This investment practice could have the effect of increasing the level of illiquidity in the Fund, if and to the extent that qualified institutional buyers become for a time uninterested in purchasing Rule 144A securities.


    FOREIGN SECURITIES. The Fund may invest in commercial paper and certificates of deposit issued by foreign banks and may invest directly and through American Depositary Receipts ("ADRs") in other securities of foreign issuers. Foreign investments may be affected favorably or unfavorably by changes in currency rates and exchange control regulations. There may be less information available about a foreign company than about a U.S. company and foreign companies may not be subject to reporting standards and requirements comparable to those applicable to U.S. companies. Foreign securities may not be as liquid as U.S. securities. Securities of foreign companies may involve greater market risk than securities of U.S. com-panies, and foreign brokerage commissions and custody fees are generally higher than those in the United States. Investments in foreign securities may also be subject to local economic or political risks, political instability and possible nationalization of issuers. ADRs, which are traded in dollars on U.S. exchanges or over-the-counter, are issued by domestic banks and evidence ownership of securities issued by foreign corporations. The Fund may invest up to 10% of its total assets in foreign securities that it holds directly, but this 10% limit does not apply to foreign securities held through ADRs or to commercial paper and certificates of deposit issued by foreign banks.

    REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with commercial banks and broker/dealers as a short-term cash management tool. A repurchase agreement is an agreement under which the Fund acquires a money market instrument subject to resale at an agreed upon price and date. The resale price reflects an agreed upon interest rate effective for the period of time the instrument is held by the Fund. Repurchase agreements could involve certain risks in the event of bankruptcy or other default by the seller, including possible delays and expenses in liquidating the securities underlying the agreement, decline in value of the underlying securities and loss of interest. Repurchase agreements are typically entered into for periods of one week or less. The Fund will not enter into repurchase agreements of more than one week's duration if more than 10% of its net assets would be invested in such agreements and other illiquid securities.

    LENDING OF PORTFOLIO SECURITIES. The Fund may lend portfolio securities to broker/dealers or other institutions, if, in the opinion of the Manager, such loans would be beneficial to the Fund. The borrower must maintain with the Fund cash or equivalent collateral equal to at least 100% of the market value of the securities loaned. During the time portfolio securities are on loan, the borrower pays the Fund any dividend or interest paid on the securities. The Fund may invest the cash collateral and earn additional income or receive an agreed upon amount of interest income from the borrower.

    BORROWING. The Fund may borrow money only from banks and only for temporary or emergency purposes (but not for the purchase of portfolio securities) in an amount not in excess of 15% of the value of its total assets. The Fund will not purchase additional portfolio securities if the Fund has outstanding borrowings in excess of 5% of the value of its total assets.

    OPTIONS TRANSACTIONS. The Fund may purchase put options on portfolio securities in an attempt to provide a hedge against a decrease in the price of a security held by the Fund. The Fund will not purchase options for speculative purposes. Purchasing a put option gives the Fund the right to sell, and obligates the writer to buy, the underlying security at the exercise price at any time during the option period.

    When the Fund purchases an option, it is required to pay a premium to the party writing the option and a commission to the broker selling the option. If the option is exercised by the Fund, the premium and the commission paid may be greater than the amount of the brokerage commission charged if the security were to be purchased or sold directly. See "Investment Objective, Policies and Risks" in the Statement of Additional Information.


    GENERAL. Except as noted above, the foregoing investment policies are not fundamental and the Board of Directors of the Fund may change them without the vote of a majority of the Fund's outstanding voting securities. As a matter of policy, the Board would not change the Fund's investment objective of seeking to produce growth in capital value without such a vote. A more detailed description of the Fund's investment policies, including a list of those restrictions on the Fund's investment activities which cannot be changed without such a vote, appears in the Statement of Additional Information. Under the 1940 Act, a "vote of a majority of the outstanding voting securities" of the Fund means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund or (2) 67% or more of the shares present at a shareholders' meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.

MANAGEMENT SERVICES

    THE MANAGER. The Board of Directors provides broad supervision over the affairs of the Fund. Pursuant to a Management Agreement approved by the Board and the shareholders of the Fund, the Manager manages the investments of the Fund and administers the business and other affairs of the Fund. The address of the Manager is 100 Park Avenue, New York, NY 10017.


    The Manager also serves as manager of sixteen other investment companies which, together with the Fund, make up the "Seligman Group." The sixteen other companies are: Seligman Capital Fund, Inc., Seligman Cash Management Fund, Inc., Seligman Common Stock Fund, Inc., Seligman Communications and Information Fund, Inc., Seligman Growth Fund, Inc., Seligman Henderson Global Fund Series, Inc., Seligman High Income Fund Series, Seligman Income Fund, Inc., Seligman Municipal Fund Series, Inc., Seligman Municipal Series Trust, Seligman New Jersey Municipal Fund, Inc., Seligman Pennsylvania Municipal Fund Series, Seligman Portfolios, Inc., Seligman Quality Municipal Fund, Inc., Seligman Select Municipal Fund, Inc. and Tri-Continental Corporation. The aggregate assets of the Seligman Group were approximately $14.2 billion at December 31, 1996. The Manager also provides investment management or advice to individual and institutional accounts having an aggregate value at December 31, 1996 of approximately $4.2 billion.

    Mr. William C. Morris is Chairman of the Manager and Chairman of the Board and Chief Executive Officer of the Fund. Mr. Morris owns a majority of the outstanding voting securities of the Manager.


    The Manager provides senior management for Seligman Data Corp., a wholly-owned subsidiary of certain investment companies in the Seligman Group, which performs, at cost, certain recordkeeping functions for the Fund, maintains the records of shareholder accounts and furnishes dividend paying, redemption and related services.


    The Fund pays the Manager a management fee, calculated daily and payable monthly. The management fee, which became effective on January 1, 1996, is equal to an annual rate of .95% of the Fund's average daily net assets on the first $750 million of net assets and .85% of the Fund's average daily net assets in excess of $750 million. Although the management fee is higher than that paid by most mutual funds, the Manager believes that such fee is comparable to the management fee paid by a significant percentage of mutual funds with investment objectives similar to that of the Fund. Prior to effectiveness of the new management fee schedule, the management fee was .75% of the average daily net assets of the Fund. The Fund pays all of its expenses other than those assumed by the Manager. Total expenses of the Fund's Class A and Class D shares for the year ended September 30, 1996 amounted to 1.56% and 2.35%, respectively, of the average daily net assets of such class. The annualized total expenses of the Fund's Class B shares for the period ended September 30, 1996 amounted to 2.45% of the average daily net assets of such class.


    THE SUBADVISER. The Subadviser provides investment management services to the Fund with respect to all or a portion of the Fund's foreign investments, as designated by the Manager (the "Qualifying Assets"). The Fund has a non-fundamental policy under which it may invest up to 10% of its total assets in foreign securities that are held directly. The 10% limit does not apply to foreign securities held through ADRs or to commercial paper and certificates of deposit issued by foreign banks. The Subadviser serves the Fund pursuant to a Subadvisory Agreement with the Manager (the "Subadvisory Agreement"), dated June 1, 1994. Pursuant to the Subadvisory Agreement, the Subadviser, with respect to the Qualifying Assets, provides investment management services including investment research, advice and supervision, determines which securities will be purchased or sold, makes purchases and sales on behalf of the Fund and determines how voting and other rights with respect to securities held by the Fund shall be exercised, subject in each case to the control of the Board of Directors and in accordance with the Fund's investment objective, policies and principles. For this service, the Subadviser receives a fee from the Manager, payable monthly. The subadvisory fee rate, which is applied to the average monthly net Qualifying Assets of the Fund (i.e., the Qualifying Assets less any related liabilities as designated by the Manager), is the same as the overall rate paid to the Manager by the Fund. For the fiscal year ended September 30, 1996, the Fund did not require the services of the Subadviser and therefore, no fees were paid by the Manager to the Subadviser.


    The Subadviser was founded in 1991 as a joint venture between the Manager and Henderson International, Inc., a controlled affiliate of Henderson Administration Group plc. The Subadviser, headquartered in New York, was created to provide international and global investment advice to institutional and individual investors and investment companies. The Subadviser also currently serves as subadviser to Seligman Capital Fund, Inc., Seligman Common Stock Fund, Inc., Seligman Communications and Information Fund, Inc., Seligman Growth Fund, Inc., Seligman Henderson Global Fund Series, Inc., Seligman Income Fund, Inc., the International Portfolio, Global Growth Opportunities Portfolio, Global Smaller Companies Portfolio and Global Technology Portfolio of Seligman Portfolios, Inc., and Tri-Continental Corporation. The address of the Subadviser is 100 Park Avenue, New York, NY 10017.

    PORTFOLIO MANAGER. Mr. Arsen Mrakovcic, a Managing Director of the Manager, is Vice President and Portfolio Manager of the Fund, a position he has held since October 1, 1995. Mr. Mrakovcic, who joined the Manager in 1992 as a Portfolio Assistant, was named Vice President, Investment Officer on January 1, 1995 and Managing Director on January 1, 1996. Mr. Mrakovcic also serves as Vice President of Seligman Henderson Global Fund Series, Inc. and Co-Portfolio Manager of its Seligman Henderson Global Smaller Companies Fund and Vice President of Seligman Portfolios, Inc. and Co-Portfolio Manager of its Seligman Henderson Global Smaller Companies Portfolio.


    Mr. Iain C. Clark is responsible for the Subadviser's day-to-day investment activity with respect to the Qualifying Assets of the Fund. Mr. Clark is a Managing Director and Chief Investment Officer of Seligman Henderson Co. He is also a Director of Henderson Administration Group plc.


    The Manager's discussion of the Fund's performance as well as a line graph illustrating comparative performance information between the Fund, the NASDAQ Composite Index, the Lipper Small Company Growth Fund Index and the Russell 2000 Index is included in the Fund's 1996 Annual Report to Shareholders. Copies of the 1996 Annual Report may be obtained, without charge, by calling or writing the Fund at the telephone numbers or address listed on the cover page of this Prospectus.


    PORTFOLIO TRANSACTIONS. The Management Agreement and Subadvisory Agreement each recognize that in the purchase and sale of portfolio securities for the Fund, the Manager and the Subadviser will seek the most favorable price and execution and, consistent with that policy, may give consideration to the research, statistical and other services furnished by brokers or dealers to the Manager or the Subadviser. The use of brokers who provide supplemental investment and market research and securities and economic analysis may result in a higher brokerage charge to the Fund than the use of brokers selected on the basis of seeking the most favorable price and execution and such research and analysis received may be useful to the Manager and the Subadviser in connection with their services to other clients as well as to the Fund. In over-the-counter markets, orders are placed with responsible primary market makers unless a more favorable execution or price is believed to be obtainable.

    Consistent with the Rules of the National Association of Securities Dealers, Inc., and subject to seeking the most favorable price and execution available and such other policies as the Directors of the Fund may determine, the Manager may consider sales of shares of the Fund and, if permitted by applicable laws, may consider sales of shares of the other mutual funds in the Seligman Group as a factor in the selection of brokers or dealers to execute portfolio transactions for the Fund.

    PORTFOLIO TURNOVER. A change in securities held by the Fund is known as "portfolio turnover." Portfolio turn-over may result in the payment by the Fund of dealer spreads or underwriting commissions and other transactions costs from the sale of securities held by the Fund and the reinvestment of the proceeds in other securities. While it is the policy of the Fund to hold securities for investment, changes in the securities held by the Fund will be made from time to time when the Manager believes such changes will strengthen the Fund's portfolio. The portfolio turnover of the Fund may exceed 100%.

PURCHASE OF SHARES

    Seligman Financial Services, Inc. ("SFSI"), an affiliate of the Manager, acts as general distributor of the Fund's shares. Its address is 100 Park Avenue, New York, NY 10017.

    The Fund issues three classes of shares: Class A shares are sold to investors choosing the initial sales load alternative; Class B shares are sold to investors choosing to pay no initial sales load, a higher distribution fee and a CDSL with respect to redemptions within six years of purchase and who desire shares to convert automatically to Class A shares after eight years; and Class D shares are sold to investors choosing no initial sales load, a higher distribution fee and a CDSL on redemptions within one year of purchase. See "Alternative Distribution System" above.

    Shares of the Fund may be purchased through any authorized investment dealer. All orders will be executed at the net asset value per share next computed after receipt of the purchase order plus, in the case of Class A shares, a sales load which, except for shares purchased under one of the reduced sales load plans, will vary with the size of the purchase as shown in the schedule under "Class A Shares--Initial Sales Load" below.


    THE MINIMUM AMOUNT FOR INITIAL INVESTMENT IN THE FUND IS $1,000; SUBSEQUENT INVESTMENTS MUST BE IN THE MINIMUM AMOUNT OF $100 (EXCEPT FOR INVESTMENT OF DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS). THE FUND RESERVES THE RIGHT TO RETURN INVESTMENTS THAT DO NOT SATISFY THESE MINIMUMS. EXCEPTIONS TO THESE MINIMUMS ARE AVAILABLE FOR FUND ACCOUNTS BEING ESTABLISHED CONCURRENTLY WITH THE INVEST-A-CHECK(R) SERVICE. THE MINIMUM AMOUNT FOR INITIAL INVESTMENT IN THE SELIGMAN TIME HORIZON MATRIXSM ASSET ALLOCATION PROGRAM IS $10,000. FOR INFORMATION ABOUT THIS PROGRAM, CONTACT SELIGMAN DATA CORP.

    No purchase order may be placed for Class B shares for an amount of $250,000 or more.

    Orders received by an authorized dealer before the close of the New York Stock Exchange ("NYSE") (normally, 4:00 p.m. Eastern time) and accepted by SFSI before the close of business (5:00 p.m. Eastern time) on the same day will be executed at the Fund's net asset value determined as of the close of the NYSE on that day plus, in the case of Class A shares, any applicable sales load. Orders received by dealers after the close of the NYSE, or accepted by SFSI after the close of business, will be executed at the Fund's net asset value as next determined plus, in the case of Class A shares, any applicable sales load. The authorized dealer through which a shareholder purchases shares is responsible for forwarding the order to SFSI promptly.

    Payment for dealer purchases may be made by check or by wire. To wire payment, dealer orders must first be placed through SFSl's order desk and assigned a purchase confirmation number. Funds in payment of the purchase may then be wired to Mellon Bank, N.A., ABA #043000261, A/C Seligman Frontier Fund, Inc. (A, B or D), A/C #107-1011. WIRE TRANSFERS MUST INCLUDE THE PURCHASE CONFIRMATION NUMBER AND CLIENT ACCOUNT REGISTRATION AND ACCOUNT NUMBER. Persons other than dealers who wish to wire payment should contact Seligman Data Corp. for specific wire instructions. Although the Fund makes no charge for this service, the transmitting bank may impose a wire service fee.

    Current shareholders may buy additional shares of the Fund at any time through any authorized dealer or by sending a check payable to "Seligman Group of Funds" in our postage-paid return envelope or directly to Seligman Data Corp., P.O. BOX 3947, NEW YORK, NY 10008-3947. Checks for investment must be in U.S. dollars drawn on a domestic bank. The check should be accompanied by an investment slip (provided on the bottom of shareholder account statements) and include the shareholder's name, address, account number, fund name and class of shares (A, B or D). If a shareholder does not provide the required information, Seligman Data Corp. will seek further clarification and may be forced to return the check to the shareholder. Orders sent directly to Seligman Data Corp. will be executed at the net asset value next determined after the order is accepted plus, in the case of Class A shares, any applicable sales load.

    Seligman Data Corp. may charge a $10.00 service fee for checks returned to it as uncollectable. This fee may be deducted from the shareholder's account. For the protection of the Fund and its shareholders, no redemption of shares will be permitted with respect to shares purchased by check (unless certified) until the Fund receives notice that the check has cleared, which may be up to 15 days from the credit of such shares to the shareholder's account.


    VALUATION. The net asset value of the Fund's shares is determined as of the close of trading on the NYSE (normally, 4:00 p.m. Eastern time) each day, Monday through Friday, except on days that the NYSE is closed. The net asset value is calculated separately for each class. Securities are valued at current market prices or, in the absence thereof, at fair value as determined in accordance with procedures approved by the Fund's Board of Directors. Short-term holdings maturing in 60 days or less are generally valued at amortized cost if their original maturity was 60 days or less and securities purchased with maturities in excess of 60 days which currently have maturities of 60 days or less are valued by amortizing their fair market value on the 61st day prior to maturity.

    Although the legal rights of Class A, Class B and Class D shares are substantially identical, the different expenses borne by each class will result in different net asset values and dividends. The net asset value of Class B and Class D shares will generally be lower than the net asset value of Class A shares as a result of the higher distribution fee charged to Class B and Class D shares. In addition, net asset value per share of the three classes will be affected to the extent any other class expenses differ among classes.


    CLASS A SHARES--INITIAL SALES LOAD. Class A shares are subject to an initial sales load which varies with the size of the purchase as shown in the following schedule, and an annual service fee of up to .25% of the average daily net asset value of Class A shares. See "Administration, Shareholder Services and Distribution Plan" below.


                      CLASS A SHARES -- SALES LOAD SCHEDULE
                                           SALES LOAD AS A
                                            PERCENTAGE OF           REGULAR
                                        ----------------------      DEALER
                                                    NET AMOUNT     DISCOUNT
                                                     INVESTED      AS A % OF
                                      OFFERING      (NET ASSET     OFFERING
         AMOUNT OF PURCHASE             PRICE          VALUE)        PRICE
         ------------------             -----          ------        -----

         Less than      $ 50,000         4.75%          4.99%         4.25%
        $  50,000-        99,999         4.00           4.17          3.50
          100,000-       249,999         3.50           3.63          3.00
          250,000-       499,999         2.50           2.56          2.25
          500,000-       999,999         2.00           2.04          1.75
        1,000,000-      or more*            0              0             0

  * Shares acquired at net asset value pursuant to the above schedule will be subject to a CDSL of 1% if redeemed within 18 months of purchase. See "Purchase Of Shares--Contingent Deferred Sales Load."

    There is no initial sales load on purchases of Class A shares of $1,000,000 or more ("NAV sales"); however, such shares are subject to a CDSL of 1% if redeemed within eighteen months of purchase.

    SFSI shall pay broker/dealers, from its own resources, a fee on NAV sales, calculated as follows: 1.00% of NAV sales up to but not including $2 million;
 .80% of NAV sales from $2 million up to but not including $3 million; .50% of NAV sales from $3 million up to but not including $5 million; and .25% of NAV sales from $5 million and above. The calculation of the fee will be based on assets held by a "single person" as defined below.

    SFSI shall also pay broker/dealers, from its own resources, a fee on assets of certain investments in Class A shares of the Seligman Mutual Funds participating in an "eligible employee benefit plan" (as defined below under "Special Programs") that are attributable to the particular broker/dealer. The shares eligible for the fee are those on which an initial sales load was not paid because either the participating eligible employee benefit plan has at least (i) $500,000 invested in the Seligman Mutual Funds or
(ii) 50 eligible employees to whom such plan is made available. Class A shares representing only an initial purchase of Seligman Cash Management Fund are not eligible for the fee. Such shares will become eligible for the fee once they are exchanged for shares of another Seligman Mutual Fund. The payment is based on cumulative sales during a single calendar year, or portion thereof. The payment schedule, for each calendar year, is as follows: 1.00% of sales up to but not including $2 million; .80% of sales from $2 million up to but not including $3 million; .50% of sales from $3 million up to but not including $5 million; and
 .25% of sales from $5 million and above.


    REDUCED SALES LOADS. Reductions in sales loads apply to purchases of Class A shares by a "single person," including an individual, members of a family unit comprising husband, wife and minor children purchasing securities for their own account, or a trustee or other fiduciary purchasing for a single fiduciary account or single trust. Purchases made by a trustee or other fiduciary for a fiduciary account may not be aggregated with purchases made on behalf of any other fiduciary or individual account.


    Class A shares purchased without an initial sales load in accordance with the sales load schedule or pursuant to a Volume Discount, Right of Accumulation or Letter of Intent are subject to a CDSL of 1% on redemptions within eighteen months of purchase.

    o Volume Discounts are provided if the total amount being invested in Class A shares of the Fund alone, or in any combination of shares of the Seligman Mutual Funds that are sold with an initial sales load reaches levels indicated in the sales load schedule.

    o The Right Of Accumulation allows an investor to combine the amount being invested in shares of the other Seligman Mutual Funds sold with an initial sales load with the total net asset value of shares of those Seligman Mutual Funds already owned that were sold with an initial sales load and the total net asset value of shares of Seligman Cash Management Fund that were acquired by the investor through an exchange of shares of another Seligman Mutual Fund on which there was an initial sales load to determine reduced sales loads in accordance with the sales load schedule. An investor or a dealer purchasing shares on behalf of an investor must indicate whether the investor has existing accounts when making investments or opening new accounts.

    o A Letter Of Intent allows an investor to purchase Class A shares over a 13-month period at reduced initial sales loads, based upon the total amount of shares the investor expresses an interest in purchasing plus the total net asset value of shares of the other Seligman Mutual Funds already owned by such investor that were sold with an initial sales load and the total net asset value of shares of Seligman Cash Management Fund that were acquired by an investor through an exchange of shares of another Seligman Mutual Fund on which there was an initial sales load. An investor or a dealer purchasing Class A shares on behalf of an investor must indicate whether the investor has existing accounts when making investments or opening new accounts. For more information concerning terms of Letters of Intent, see "Terms and Conditions" on page 27.


    Special Programs. The Fund may sell Class A shares at net asset value to present and retired directors, trustees, officers, employees and their spouses (and family members of the foregoing) of the Fund, the other investment companies in the Seligman Group, the Manager and other companies affiliated with the Manager. Family members are defined to include lineal descendants and lineal ancestors, siblings (and their spouses and children) and any company or organization controlled by any of the foregoing. Such sales also may be made to employee benefit and thrift plans for such persons and to any investment advisory, custodial, trust or other fiduciary account managed or advised by the Manager or any affiliate.

    Class A shares also may be issued without an initial sales load in connection with the acquisition of cash and securities owned by other investment companies and personal holding companies; to any registered unit investment trust which is the issuer of periodic payment plan certificates, the net proceeds of which are invested in Fund shares; to separate accounts established and maintained by an insurance company which are exempt from registration under Section 3(c)(11) of the 1940 Act; to registered representatives and employees (and their spouses and minor children) of any dealer that has a sales agreement with SFSI; to shareholders of mutual funds with objectives similar to the Fund who purchase shares with redemption proceeds of such funds (not to exceed the dollar value of such redemption proceeds); to financial institution trust departments; to registered investment advisers exercising discretionary investment authority with respect to the purchase of Fund shares; to accounts of financial institutions or broker/dealers that charge account management fees, provided the Manager or one of its affiliates has entered into an agreement with respect to such accounts; pursuant to sponsored arrangements with organizations which make recommendations to, or permit group solicitation of, its employees, members or participants in connection with the purchase of shares of the Fund; to other investment companies in the Seligman Group; and to "eligible employee benefit plans" which have at least (i) $500,000 invested in the Seligman Group of Mutual Funds or (ii) 50 eligible employees to whom such plan is made available. "Eligible employee benefit plan" means any plan or arrangement, whether or not tax qualified, which provides for the purchase of Fund shares. Sales of shares to such plans must be made in connection with a payroll deduction system of plan funding or other system acceptable to Seligman Data Corp.

    Section 403(b) plans sponsored by public educational institutions are not eligible for net asset value purchases based on the aggregate investment made by the plan or number of eligible employees. Employee benefit plans eligible for net asset value sales, as described above, will be subject to a CDSL of 1% for terminations at the plan level only, on redemptions of shares purchased within eighteen months prior to plan termination. Sales pursuant to a 401(k) alliance program which has an agreement with SFSI are available at net asset value and are not subject to a CDSL.


    Class B Shares. Class B shares are sold without an initial sales load but are subject to a CDSL if the shares are redeemed within six years of purchase at rates set forth in the table below, charged as a percentage of the current net asset value or the original purchase price, whichever is less.

YEARS SINCE PURCHASE                                                       CDSL
-----------------                                                         -----

less than 1 year ......................................................      5%
1 year or more but less than 2 years...................................      4%
2 years or more but less than 3 years..................................      3%
3 years or more but less than 4 years..................................      3%
4 years or more but less than 5 years..................................      2%
5 years or more but less than 6 years..................................      1%
6 years or more........................................................      0%


    Class B shares are also subject to an annual distribution fee of 75% and an annual service fee of up to .25% of the average daily net asset value of the Class B shares. SFSI will make a 4% payment to dealers in respect of purchases of Class B shares. Approximately eight years after purchase, Class B shares will convert automatically into Class A shares, which are subject to an annual service fee of .25% but no distribution fee. Shares purchased through reinvestment of dividends and distributions on Class B shares also will convert automatically to Class A shares along with the underlying shares on which they were earned. Conversion occurs at the end of the month which precedes the eighth anniversary of the purchase date. If Class B shares of the Fund are exchanged for Class B shares of another Seligman Mutual Fund, the conversion period applicable to the Class B shares acquired in the exchange will apply, and the holding period of the shares exchanged will be tacked onto the holding period of the shares acquired. Class B shareholders of the Fund exercising the exchange privilege will continue to be subject to the Fund's CDSL schedule if such schedule is higher or longer than the CDSL schedule relating to the new Class B shares. In addition, Class B shares of the Fund acquired by exchange will be subject to the Fund's CDSL schedule if such schedule is higher or longer than the CDSL schedule relating to the Class B shares of the fund from which the exchange has been made.

    CLASS D SHARES. Class D shares are sold without an initial sales load but are subject to a CDSL if the shares are redeemed within one year, an annual distribution fee of up to .75% and an annual service fee of up to .25%, of the average daily net asset value of the Class D shares. SFSI will make a 1% payment to dealers in respect of purchases of Class D shares. Unlike Class B shares, Class D shares do not automatically convert to Class A shares after eight years.


    CONTINGENT DEFERRED SALES LOAD. A CDSL will be imposed on any redemption of Class B or Class D shares which were purchased during the preceding six years (for Class B shares) or twelve months (for Class D shares). The amount of any CDSL will initially be used by SFSI to defray the expense of the payment of 4% (in the case of Class B shares) or 1% (in the case of Class D shares) made by it to Service Organizations (as defined under "Administration, Shareholder Services And Distribution Plan") at the time of sale. Pursuant to an agreement with FEP Capital, L.P. ("FEP") to fund payments in respect of Class B shares, SFSI has agreed to sell any Class B CDSL to FEP.

    A CDSL of 1% will also be imposed on any redemption of Class A shares purchased during the preceding eighteen months if such shares were acquired at net asset value pursuant to the sales load schedule provided under "Class A Shares--Initial Sales Load." Employee benefit plans eligible for net asset value sales as described above under "Special Programs" may be subject to a CDSL of 1% for terminations at the plan level only, on redemptions of shares purchased within eighteen months prior to plan termination. No CDSL will be imposed on shares acquired through the investment of dividends of distributions from any Class A, Class B or Class D shares of mutual funds in the Seligman Group.

    To minimize the application of a CDSL to a redemption, shares acquired pursuant to the investment of dividends and distributions (which are not subject to a CDSL) will be redeemed first; followed by shares held for a period of time longer than the applicable CDSL period. Shares held for the longest period of time within the applicable CDSL period will then be redeemed. Additionally, for those shares determined to be subject to a CDSL, the CDSL will be assessed on the current net asset value or original purchase price, whichever is less.



    For example, assume an investor purchased 100 Class D shares in January at a price of $10.00 per share. During the first year, 5 additional Class D shares were acquired through investment of dividends and distributions. In January of the following year, an additional 50 Class D shares are purchased at a price of $12.00 per share. In March of that year, the investor chooses to redeem $1,500.00 from the account which now holds 155 Class D shares with a total value of $1,898.75 ($12.25 per share). The CDSL for this transaction would be calculated as follows:

Total shares to be redeemed
    (122.449 @ $12.25) as follows:                                    $1,500.00
                                                                      =========
Dividend/Distribution shares
    (5 @ $12.25)                                                      $   61.25
Shares over 1 year old
    (100 @ $12.25)                                                     1,225.00
Shares less than 1 year old subject to
    CDSL (17.449 @ $12.25)                                               213.75
                                                                      ---------
Gross proceeds of redemption                                          $1,500.00
Less CDSL (17.449 shares @ $12.00 =
    $209.39 x 1% = $2.09)                                                 (2.09)
                                                                      ---------
Net proceeds of redemption                                            $1,497.91
                                                                      =========


    For federal income tax purposes, the amount of the CDSL will reduce the gain or increase the loss, as the case may be, on the amount recognized on the redemption of shares.

    The CDSL will be waived or reduced in the following instances:

    (a) on redemptions following the death or disability of a shareholder, as defined in section 72(m)(7) of the Internal Revenue Code of 1986, as amended (the "Code"); (b) in connection with (i) distributions from retirement plans qualified under section 401(a) of the Code when such redemptions are necessary to make distributions to plan participants (such payments include, but are not limited to death, disability, retirement, or separation of service), (ii) distributions from a custodial account under section 403 (b)(7) of the Code or an individual retire-ment account (an "IRA") due to death, disability, or attainment of age 591/2, and (iii) a tax-free return of an excess contribution to an IRA; (c) in whole or in part, in connection with shares sold to current and retired Directors of the Fund; (d) in whole or in part, in connection with shares sold to any state, county, or city or any instrumentality, department, authority, or agency thereof, which is prohibited by applicable investment laws from paying a sales load or commission in connection with the purchase of shares of any registered investment management company; (e) pursuant to an automatic cash withdrawal service; and (f) in connection with the redemption of shares of the Fund if the Fund is combined with another mutual fund in the Seligman Group, or another similar reorganization transaction.


    If, with respect to a redemption of any Class A, Class B or Class D shares sold by a dealer, the CDSL is waived because the redemption qualifies for a waiver as set forth above, the dealer shall remit to SFSI promptly upon notice, an amount equal to the payment or a portion of the payment made by SFSI at the time of sale of such shares.

    SFSI may from time to time assist dealers by, among other things, providing sales literature to, and holding informational programs for the benefit of, dealers' registered representatives. Dealers may limit the participation of registered representatives in such informational programs by means of sales incentive programs which may require the sale of minimum dollar amounts of shares of the mutual funds in the Seligman Group. SFSI may from time to time pay a bonus or other incentive to dealers that sell shares of the Seligman Mutual Funds. In some instances, these bonuses or incentives may be offered only to certain dealers which employ registered representatives who have sold or may sell a significant amount of shares of the Fund and/or certain other mutual funds managed by the Manager during a specified period of time. Such bonus or other incentive may take the form of payment for travel expenses, including lodging, incurred in connection with trips taken by qualifying registered representatives and members of their families to places within or outside the United States. The cost to SFSI of such promotional activities and payments shall be consistent with the rules of the National Association of Securities Dealers, Inc., as then in effect.

TELEPHONE TRANSACTIONS

    A shareholder with telephone transaction privileges, AND THE SHAREHOLDER'S BROKER/DEALER REPRESENTATIVE, will have the ability to effect the following transactions via telephone: (i) redemption of Fund shares, (ii) exchange of Fund shares for shares of the same class of another Seligman Mutual Fund, (iii) change of a dividend and/or capital gain distribution option, and (iv) change of address. All telephone transactions are effected through Seligman Data Corp. at
(800) 221-2450.

    FOR INVESTORS WHO PURCHASE SHARES BY COMPLETING AND SUBMITTING AN ACCOUNT APPLICATION (EXCEPT THOSE ACCOUNTS REGISTERED AS TRUSTS (UNLESS THE TRUSTEE AND SOLE BENEFICIARY ARE THE SAME PERSON), corporations or group retirement plans):
Unless an election is made otherwise on the Account Application, a shareholder and the shareholder's broker/dealer of record, as designated on the Account Application, will automatically receive telephone services.

    FOR INVESTORS WHO PURCHASE SHARES THROUGH A BROKER/DEALER: Telephone services for a shareholder and the shareholder's broker/dealer representative may be elected by completing a supplemental election application available from the broker-dealer of record.

    FOR ACCOUNTS REGISTERED AS IRAS: Telephone services will include only exchanges or address changes.

    FOR ACCOUNTS REGISTERED AS TRUSTS (UNLESS THE TRUSTEE AND SOLE BENEFICIARY ARE THE SAME PERSON), CORPORATIONS OR GROUP RETIREMENT PLANS: Telephone redemptions are not permitted. Additionally, group retirement plans are not permitted to change a dividend or gain distribution option.


    All Seligman Mutual Fund accounts with the same account number (i.e., registered exactly the same), including any new fund in which the shareholder invests in the future, will automatically include telephone services if the existing account has telephone services. Telephone services may also be elected at any time on a supplemental telephone services election form.

    For accounts registered jointly (such as joint tenancies, tenants in common and community property registrations), each owner, by accepting or requesting telephone services, authorizes each of the other owners to effect telephone transactions on his or her behalf.


    During times of drastic economic or market changes, a shareholder or the shareholder's representative may experience difficulty in contacting Seligman Data Corp. to request a redemption or exchange of Fund shares via telephone. In these circumstances, the shareholder should consider using other redemption or exchange procedures. Use of these other redemption or exchange procedures may result in the request being processed at a later time than if a telephone transaction had been used, and the Fund's net asset value may fluctuate during such periods.

    The Fund and Seligman Data Corp. will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. These will include recording all telephone calls requesting account activity, requiring that the caller provide certain requested personal and/or account information at the time of the call for the purpose of establishing the caller's identity, and sending a written confirmation of redemptions, exchanges or address changes to the address of record each time activity is initiated by telephone. As long as the Fund and Seligman Data Corp. follow instructions communicated by telephone that were reasonably believed to be genuine at the time of their receipt, neither they nor any of their affiliates will be liable for any loss to the shareholder caused by an unauthorized transaction. In any instance where the Fund or Seligman Data Corp. is not reasonably satisfied that instructions received by telephone are genuine, the requested transaction will not be executed, and neither they nor any of their affiliates will be liable for any losses which may occur due to a delay in implementing the transaction. If the Fund or Seligman Data Corp. does not follow the procedures described above, the Fund or Seligman Data Corp. may be liable for any losses due to unauthorized or fraudulent instructions. Telephone transactions must be effected through a representative of Seligman Data Corp., i.e., requests may not be communicated via Seligman Data Corp.'s automated telephone answering system. Shareholders, of course, may refuse or cancel telephone services. TELEPHONE SERVICES MAY BE TERMINATED BY A SHAREHOLDER AT ANY TIME BY SENDING A WRITTEN REQUEST TO SELIGMAN DATA CORP. TELEPHONE SERVICES MAY NOT BE ESTABLISHED BY A SHAREHOLDER'S BROKER/DEALER WITHOUT THE WRITTEN AUTHORIZATION OF THE SHAREHOLDER. Written acknowledgment of the addition of telephone services to an existing account or termination of telephone transaction services will be sent to the shareholder at the address of record.


REDEMPTION OF SHARES


    A shareholder may redeem shares held in book credit form ("uncertificated") without charge, except a CDSL, if applicable, at any time by SENDING A WRITTEN REQUEST to Seligman Data Corp., P.O. Box 3947, New York, NY 10008-3947; or if request is being sent by overnight delivery service, to 100 Park Avenue, New York, NY 10017. The redemption request must be signed by all persons in whose name the shares are registered. A shareholder may redeem shares that are not in book credit form by surrendering certificates in proper form to the same address. Certificates should be sent by registered mail. Share certificates must be endorsed for transfer or accompanied by an endorsed stock power signed by the person(s) whose name(s) appear(s) on the face of the certificate. The shareholder's letter of instruction or endorsed stock power should specify the Fund name, account number, class of shares (A, B or D) and the number of shares or dollar amount to be redeemed. The Fund cannot accept conditional redemption requests (i.e., requests to sell shares at a specific price or on a future date).


    If the redemption proceeds are (i) $50,000 or more, (ii) to be paid to someone other than the shareholder of record (regardless of the amount) or (iii) to be mailed to other than the address of record (regardless of the amount), the signature(s) of the shareholder(s) must be guaranteed by an eligible financial institution including, but not limited to, the following: banks, trust companies, credit unions, securities brokers and dealers, savings and loan associations and participants in the Securities Transfer Association Medallion Program

(STAMP),  the Stock  Exchanges  Medallion  Program  (SEMP) or the New York Stock
Exchange Medallion Signature Program (MSP). The Fund reserves the right to reject a signature guarantee where it is believed that the Fund will be placed at risk by accepting such guarantee. A signature guarantee is also necessary in order to change the account registration. Notarization by a notary public is not an acceptable signature guarantee. ADDITIONAL DOCUMENTATION MAY BE REQUIRED BY SELIGMAN DATA CORP. IN THE EVENT OF A REDEMPTION BY A CORPORATION, EXECUTOR, ADMINISTRATOR, TRUSTEE, CUSTODIAN OR RETIREMENT PLAN. FOR FURTHER INFORMATION WITH RESPECT TO REDEMPTION REQUIREMENTS, PLEASE CONTACT THE SHAREHOLDER SERVICES DEPARTMENT OF SELIGMAN DATA CORP. FOR ASSISTANCE.


    In the case of Class A shares (except for shares purchased without an initial sales load due to the size of the purchase), and in the case of Class B shares redeemed after six years and of Class D shares redeemed after one year, a shareholder will receive the net asset value per share next determined after receipt of a request in good order. If Class A shares which were purchased without an initial sales load because the purchase amount was $1,000,000 or more, are redeemed within eighteen months of purchase, a shareholder will receive the net asset value per share next determined after receipt of a request in good order, less a CDSL of 1% described under "Purchase Of Shares--Class A shares--Initial Sales Load" above. If Class B shares are redeemed within six years of purchase, a shareholder will receive the net asset value per share next determined after receipt of a request in good order less the applicable CDSL as described under "Purchase Of Shares--Class B shares" above. If Class D shares are redeemed within one year of purchase, a shareholder will receive the net asset value per share next determined after receipt of a request in good order, less a CDSL of 1% as described under "Purchase of Shares--Class D Shares" above.


    A shareholder also may "sell" shares to the Fund through an investment dealer and, in that way, be certain, providing the order is timely, of receiving the net asset value established at the end of the day on which the dealer is given the repurchase order (less any applicable CDSL in the case of Class D shares). The Fund makes no charge for this transaction, but the unaffiliated dealer may charge a service fee. "Sell" or repurchase orders received from an authorized dealer before the close of the NYSE and received by SFSI, the repurchase agent, before the close of business on the same day will be executed at the net asset value per share determined as of the close of the NYSE on that day, less any applicable CDSL. Repurchase orders received from authorized dealers after the close of the NYSE or not received by SFSI prior to the close of business will be executed at the net asset value determined as of the close of the NYSE on the next trading day, less any applicable CDSL. Shares held in a "street name" account with a broker/dealer may be sold to the Fund only through a broker/dealer.


    TELEPHONE REDEMPTIONS. Telephone redemptions of uncertificated shares payable to the address of record may be made once per day, in an amount of up to $50,000 per account. Telephone redemption requests received by Seligman Data Corp. at (800) 221-2450 between 8:30 a.m. and 4:00 p.m. Eastern time, on any business day will be processed as of the close of business on that day. Redemption requests by telephone will not be accepted within 30 days following an address change. Qualified Plans, IRAs or other retirement plans are not eligible for telephone redemptions. The Fund reserves the right to suspend or terminate its telephone redemption service at any time without notice.


    For more information about telephone redemptions, and the circumstances under which shareholders may bear the risk of loss for a fraudulent transaction, see "Telephone Transactions" above.

    GENERAL. With respect to shares redeemed, a check for the proceeds will be sent to the shareholder's address of record within seven calendar days after acceptance of the redemption order and will be made payable to all of the registered owners on the account. With respect to shares repurchased by the Fund, a check for the proceeds will be sent to the investment dealer within seven calendar days after acceptance of the repurchase order and will be made payable to the investment dealer. The Fund will not permit redemptions of shares with respect to shares purchased by check (unless certified) until the Fund receives notice that the check has cleared, which may be up to 15 days from the credit of such shares to the shareholder's account. The proceeds of a redemption or repurchase may be more or less than the shareholder's cost.

    The Fund reserves the right to redeem shares of the Fund owned by a shareholder whose investment in the Fund has a value of less than a minimum amount specified by the Fund's Board of Directors, which is presently $500. Shareholders would be sent a notice before such redemption is processed stating that the value of the investment in the Fund is less than the specified minimum and that they have sixty days to make an additional investment.


    REINSTATEMENT PRIVILEGE. If a shareholder redeems Class A shares and then decides to reinvest them, or to shift the investment to one of the other Seligman Mutual Funds, the shareholder may, within 120 calendar days of the date of redemption, use all or any part of the proceeds of the redemption to reinstate, free of an initial sales load, all or any part of the investment in Class A shares of the Fund or any of the other Seligman Mutual Funds. If a shareholder redeems shares and the redemption was subject to a CDSL, the shareholder may reinstate the investment in shares of the same class of the Fund or any of the other Seligman Mutual Funds within 120 calendar days of the date of redemption and receive a credit for the CDSL paid. Such investment will be reinstated at the net asset value per share established as of the close of the NYSE on the day the request is received. Seligman Data Corp. must be informed that the purchase represents a reinstated investment. REINSTATED SHARES MUST BE REGISTERED EXACTLY AND BE OF THE SAME CLASS AS THE SHARES PREVIOUSLY REDEEMED; AND THE FUND'S MINIMUM INITIAL INVESTMENT AMOUNT MUST BE MET AT THE TIME OF REINSTATEMENT.

    Generally, exercise of the Reinstatement Privilege does not alter the federal income tax status of any capital gain realized on a sale of Fund shares, but to the extent that any shares are sold at a loss and the proceeds are reinvested in shares of the same Fund, some or all of the loss will not be allowed as a deduction, depending upon the percentage of the proceeds reinvested.


ADMINISTRATION, SHAREHOLDER SERVICES
AND DISTRIBUTION PLAN

    Under the Fund's Administration, Shareholder Services and Distribution Plan (the "Plan") the Fund may pay to SFSI an administration, shareholder services and distribution fee in respect of the Fund's Class A, Class B and Class D shares. Payments under the Plan may include, but are not limited to: (i) compensation to securities dealers and other organizations ("Service Organizations") for providing distribution assistance with respect to assets invested in the Fund, (ii) compensation to Service Organizations for providing administration, accounting and other shareholder services with respect to Fund shareholders, and (iii) otherwise promoting the sale of shares of the Fund, including paying for the preparation of advertising and sales literature and the printing and distribution of such promotional materials and prospectuses to prospective investors and defraying SFSl's costs incurred in connection with its marketing efforts with respect to shares of the Fund. The Manager, in its sole discretion, may also make similar payments to SFSI from its own resources, which may include the management fee that the Manager receives from the Fund.

    Under the Plan, the Fund reimburses SFSI for its expenses with respect to Class A shares at an annual rate of up to .25% of the average daily net asset value of Class A shares. It is expected that the proceeds from the fee in respect of Class A shares will be used primarily to compensate Service Organizations which enter into agreements with SFSI. Such Service Organizations will receive from SFSI a continuing fee of up to .25% on an annual basis, payable quarterly, of the average daily net assets of Class A shares attributable to the particular Service Organization for providing personal service and/or the maintenance of shareholder accounts. The fee payable from time to time is, within such limit, determined by the Directors of the Fund.


    The Plan, as it relates to Class A shares, was approved by the Directors on March 19, 1992 and by the shareholders of the Fund at a special meeting held on May 1,1992. The Plan became effective on June 1,1992. The total amount paid for the year ended September

30, 1995 in respect of the Fund's Class A shares pursuant to the Plan was equal to .16% of the Class A shares' average daily net assets.


    Under the Plan, the Fund reimburses SFSI for its expenses with respect to Class B and Class D shares at an annual rate of up to 1% of the average daily net asset value of the Class B and Class D shares. Proceeds from the Class B distribution fees are used to pay Service Organizations a continuing fee of up to .25% on an annual basis of the average net asset value of Class B shares attributable to particular Service Organizations for providing personal service and/or the maintenance of shareholder accounts and will also be used by SFSI to defray the expense of the payment of 4% made by it to Service Organizations at the time of sale of Class B shares. Proceeds from the Class D distribution fees are used primarily to compensate Service Organizations for administration, shareholder services and distribution assistance (including a continuing fee of up to .25% on an annual basis of the average daily net asset value of Class D shares attributable to particular Service Organizations for providing personal service and/or the maintenance of shareholder accounts) and will initially be used by SFSI to defray the expense of the payment or 1% made by it to Service Organizations at the time of sale of Class D shares. The amounts expended by SFSI in any one year upon the initial purchase of Class B and Class D shares may exceed the amounts received by it from Plan payments retained. Expenses of administration, shareholder services and distribution of Class B and Class D shares in one fiscal year of the Fund may be paid from Class B and Class D Plan fees, respectively, received from the Fund in any other fiscal year.

    The Plan, as it relates to Class B shares was approved by the Directors on March 21, 1996 and became effective April 22, 1996. The Plan as it relates to Class D shares, was approved by the Directors on March 18, 1993 and became effective May 1,1993. The total amount paid for the year ended September 30, 1996 by the Fund's Class B and Class D shares pursuant to the Plan was 1% per annum of the average daily net assets of Class B and Class D shares. The Plan is reviewed by the Directors annually.


    Seligman Services, Inc. ("SSI"), an affiliate of the Manager, is a limited purpose broker/dealer. SSI acts as a broker/dealer of record for shareholder accounts that do not have a designated broker/dealer of record and receives compensation from the Fund pursuant to the Plan for providing personal services and account maintenance to such accounts and other distribution services.

EXCHANGE PRIVILEGE

    A shareholder of the Fund may, without charge, exchange at net asset value any part or all of an investment in the Fund for shares of any of the other mutual funds in the Seligman Group. Exchanges may be made by mail, or by telephone if the shareholder has telephone services.

    Class A, Class B and Class D shares may be exchanged only for Class A, Class B and Class D shares, respectively, of another Seligman Mutual Fund on the basis of relative net asset value.


    If shares  that are  subject to a CDSL are  exchanged  for shares of another
Seligman Mutual Fund, then for purposes of assessing the CDSL payable upon disposition of the exchanged shares, the applicable holding period shall be reduced by the holding period of the original shares.

    Class B shareholders of the Fund exercising the exchange privilege will continue to be subject to the Fund's CDSL schedule if such schedule is higher or longer than the CDSL schedule relating to the new Class B shares. In addition, Class B shares of the Fund acquired by exchange will be subject to the Fund's CDSL schedule if such schedule is higher or longer than the CDSL schedule relating to the Class B shares of the fund from which the exchange has been made.


    The Seligman Mutual Funds available under the Exchange Privilege are:

    o SELIGMAN CAPITAL FUND, INC. seeks aggressive capital appreciation. Current income is not an objective.

    o SELIGMAN CASH MANAGEMENT FUND, INC. invests in high-quality money market instruments. Shares are sold at net asset value.

    o SELIGMAN COMMON STOCK FUND, INC. seeks favorable current income and long-term growth of both income and capital value without exposing capital to undue risk.

    o SELIGMAN COMMUNICATIONS AND INFORMATION FUND, INC. invests in shares of companies in the communications, information and related industries to produce capital gain. Income is not an objective.

    o SELIGMAN GROWTH FUND, INC. seeks longer term growth in capital value and an increase in future income.


    o SELIGMAN HENDERSON GLOBAL FUND SERIES, INC. consists of the Seligman Henderson Emerging Markets Growth Fund, Seligman Henderson Global Growth Opportunities Fund, the Seligman Henderson Global Smaller Companies Fund, the Seligman Henderson Global Technology Fund and the Seligman Henderson International Fund, all of which seek long-term capital appreciation primarily through investing in companies either globally or internationally.

    o SELIGMAN HIGH INCOME FUND SERIES seeks high current income by investing in debt securities. The fund consists of the Seligman U.S. Government Securities Series and the Seligman High-Yield Bond Series.


    o SELIGMAN INCOME FUND, INC. seeks high current income and the possibility of improvement of future income and capital value.


    o SELIGMAN NEW JERSEY MUNICIPAL FUND, INC. invests in investment grade New Jersey municipal securities. (Does not currently offer Class B shares.)

    o SELIGMAN PENNSYLVANIA MUNICIPAL FUND SERIES invests in investment grade Pennsylvania municipal securities. (Does not currently offer Class B shares.)

     o SELIGMAN MUNICIPAL FUND SERIES, INC. consists of several State Series and a National Series. The National Municipal Series seeks to provide maximum income exempt from regular federal income taxes; individual state series, each seeking to maximize income exempt from regular federal income taxes and from personal income taxes in designated states, are available for Colorado, Georgia, Louisiana, Maryland, Massachusetts, Michigan, Minnesota, Missouri, New York, Ohio, Oregon and South Carolina. (Does not currently offer Class B shares.)

    o SELIGMAN MUNICIPAL SERIES TRUST includes the Seligman California Municipal Quality Series, the Seligman California Municipal High-Yield Series, the Seligman Florida Municipal Series and the Seligman North Carolina Municipal Series, each of which invests in municipal securities of its designated state. (Does not currently offer Class B shares.)


    All permitted exchanges will be based on the net asset values of the respective funds determined at the close of the NYSE on that day. Telephone requests for exchanges received between 8:30 a.m. and 4:00 p.m. Eastern time on any business day, by Seligman Data Corp. at (800) 221-2450 will be processed as of the close of business on that day. The registration of an account into which an exchange is made must be identical to the registration of the account from which shares are exchanged. When establishing a new account by an exchange of shares, the shares being exchanged must have a value of at least the minimum initial investment required by the fund into which the exchange is being made. THE METHOD OF RECEIVING DISTRIBUTIONS, UNLESS OTHERWISE INDICATED, WILL BE
CARRIED OVER TO THE NEW FUND ACCOUNT, AS WILL TELEPHONE SERVICES. ACCOUNT SERVICES, SUCH AS INVEST-A-CHECK(R) SERVICE, DIRECTED DIVIDENDS AND AUTOMATIC CASH WITHDRAWAL SERVICE WILL NOT BE CARRIED OVER TO THE NEW FUND ACCOUNT UNLESS SPECIFICALLY REQUESTED AND PERMITTED BY THE NEW FUND. Exchange orders may be placed to effect an exchange of a specific number of shares, an exchange of shares equal to a specific dollar amount or an exchange of all shares held. Shares for which certificates have been issued may not be exchanged via telephone and may be exchanged only upon receipt of an exchange request together with certificates representing shares to be exchanged in proper form.

    The Exchange Privilege via mail is generally applicable to investments in group retirement plans, although some restrictions may apply. The terms of the exchange offer described herein may be modified at any time; and not all of the mutual funds in the Seligman Group are avail-able to residents of all states. Before making any exchange, a shareholder should contact an authorized investment dealer or Seligman Data Corp. to obtain prospectuses of any of the Seligman Mutual Funds.


    A broker/dealer representative of record will be able to effect exchanges on behalf of a shareholder only if the shareholder has telephone services or the broker/dealer has entered into a Telephone Exchange Agreement with SFSI wherein the broker/dealer must agree to indemnify SFSI and the Seligman Mutual Funds from any loss or liability incurred as a result of the acceptance of telephone exchange orders.

    Written confirmation of all exchanges will be forwarded to the shareholder to whom the exchanged shares are registered and a duplicate confirmation will be sent to the broker/dealer of record listed on the account. SFSI reserves the right to reject any telephone exchange request. Any rejected telephone exchange order may be processed by mail. For more information about telephone exchange privileges, which, unless objected to, are assigned to certain shareholders automatically, and the circumstances under which shareholders may bear the risk of loss for a fraudulent transaction, see "Telephone Transactions" above.


    Exchanges of shares are sales and may result in a gain or loss for Federal income tax purposes.

FURTHER INFORMATION ABOUT TRANSACTIONS IN THE FUND

    Because excessive trading (including short-term, "market timing" trading) can hurt the Fund's performance, the Fund may refuse any exchange (1) from any shareholder account from which there have been two exchanges in the preceding three month period, or (2) where the exchanged shares equal in value the lesser of $1,000,000 or 1% of the Fund's net assets. The Fund may also refuse any exchange or purchase order from any shareholder account if the shareholder or the shareholder's broker/dealer has been advised that previous patterns of purchases and redemptions or exchanges have been considered excessive. Accounts under common ownership or control, including those with the same taxpayer ID number and those administered so as to redeem or purchase shares based upon certain predetermined market indicators, will be considered one account for this purpose. Additionally, the Fund reserves the right to refuse any order for the purchase of shares.

DIVIDENDS AND DISTRIBUTIONS

    Dividends payable from the Fund's net investment income, if any, are distributed annually. Payments vary in amount depending on income received from portfolio securities and the cost of operations. The Fund distributes substantially all of any taxable net long-term and short-term gain realized on investments to shareholders at least annually; such distributions will generally be taxable to shareholders in the year in which they are declared by the Fund if paid before February 1 of the following year.

    Shareholders may elect: (1) to receive both dividends and gain distributions in shares; (2) to receive dividends in cash and gain distributions in shares; or
(3) to receive both dividends and gain distributions in cash. Cash dividends and gain distributions are paid by check. If the payment option you prefer is not listed, contact Seligman Data Corp. to request information on other available options. In the case of prototype retirement plans, dividends and capital gain distributions are reinvested in additional shares. Unless another election is made, dividends and capital gain distributions will be credited to shareholder accounts in additional shares of the Fund. Shares acquired through a dividend or gain distribution and credited to a shareholder's account are not subject to an initial sales load or a CDSL. Dividends and gain distributions paid in shares are invested on the payable date using the net asset value of the ex-dividend date. Shareholders may elect to change their dividend and gain distribution options by writing Seligman Data Corp. at the address listed below. If the shareholder has telephone services, changes may also be telephoned to Seligman Data Corp. between 8:30 a.m. and 6:00 p.m. Eastern time, by either the shareholder or the broker/dealer of record on the account. For information about telephone services, see "Telephone Transactions." These elections must be received by Seligman Data Corp. before the record date for the dividend or distribution in order to be effective for such dividend or distribution.

    The per share dividends from net investment income on Class B and Class D shares will be lower than the per share dividends on Class A shares as a result of the higher distribution fee applicable with respect to Class B and Class D shares. Per share dividends of the three classes may also differ as a result of differing class expenses, if any. Distributions of net capital gains, if any, will be paid in the same amount for Class A, Class B and Class D shares. See "Purchase of Shares--Valuation."

    Shareholders exchanging shares of a mutual fund for shares of another Seligman Mutual Fund will continue to receive dividends and gains as elected prior to such exchange unless otherwise specified. In the event that a shareholder redeems, sells, transfers or exchanges all shares in an account between the record date and the payable date, the value of dividends or gain distributions declared and payable will be paid in cash regardless of the existing election.


FEDERAL INCOME TAXES


    The Fund intends to continue to qualify as a regulated investment company under the Code. For each year so qualified, the Fund will not be subject to federal income taxes on its net investment income and capital gains, if any, realized during any taxable year, which it distributes to its shareholders, provided that at least 90% of its net investment income and net short-term capital gains are distributed to shareholders each year.


    Dividends from net investment income and distributions from net short-term capital gains are taxable as ordinary income to the shareholders, whether received in cash or reinvested in additional shares and, to the extent designated as derived from the Fund's dividend income that would be eligible for the dividends received deduction if the Fund were not a regulated investment company, they are eligible, subject to certain restrictions, for the 70% dividends received deduction for corporations.


    Distributions of net capital gains, i.e., the excess of net long-term capital gains over any net short-term losses, are taxable as long-term capital gain, whether received in cash or invested in additional shares, regardless of how long shares have been held by the shareholders; such distributions are not eligible for the dividends received deduction allowed to corporate shareholders. Shareholders receiving distributions in the form of additional shares issued by the Fund will be treated for federal income tax purposes as having received a distribution in an amount equal to the fair market value on the date of distribution of the shares received.

    Any gain or loss realized upon a sale or redemption of shares in the Fund by a shareholder who is not a dealer in securities will generally be treated as a long-term capital gain or loss if the shares have been held for more than one year and otherwise as a short-term capital gain or loss. Individual shareholders will be subject to federal income tax on net capital gains at a maximum rate of 28%. Net capital gain of a corporate shareholder is taxed at the same rate as ordinary income. However, if shares on which a long- term capital gain distribution has been received are subsequently sold or redeemed and such shares have been held for six months or less, any loss realized will be treated as long-term capital loss to the extent that it offsets the long-term capital gain distribution. In addition, no loss will be allowed on the sale or other disposition of shares of the Fund if, within a period beginning 30 days before the date of such sale or disposition and ending 30 days after such date, the holder acquires (such as through dividend reinvestment) securities that are substantially identical to the shares of the Fund.


    In determining gain or loss on shares of the Fund that are sold or exchanged within 90 days after acquisition, a shareholder generally will not be permitted to include in the tax basis attributable to such shares the sales load incurred in acquiring such shares to the extent of any subsequent reduction of the sales load by reason of the Exchange or Reinstatement Privilege offered by the Fund. Any sales load not taken into account in determining the tax basis of shares sold or exchanged within 90 days after acquisition will be added to the shareholder's tax basis in the shares acquired pursuant to the Exchange or Reinstatement Privilege.

    The Fund will generally be subject to an excise tax of 4% on the amount of any income or capital gains, above certain permitted levels, distributed to shareholders on a basis such that such income or gain is not taxable to shareholders in the calendar year in which it was earned by the Fund.
Furthermore, dividends declared in October, November or December, payable to shareholders of record on a specified date in such a month and paid in the following January will be treated as having been paid by the Fund and received by each shareholder in December. Under this rule, therefore, shareholders may be taxed in one year on dividends or distributions actually received in January of the following year.


    Shareholders are urged to consult their tax advisors concerning the effect of federal income taxes in their individual circumstances.


    UNLESS A SHAREHOLDER INCLUDES A CERTIFIED TAXPAYER IDENTIFICATION NUMBER (SOCIAL SECURITY NUMBER FOR INDIVIDUALS) ON THE ACCOUNT APPLICATION AND CERTIFIES THAT THE SHAREHOLDER IS NOT SUBJECT TO BACKUP WITHHOLDING, THE FUND IS REQUIRED TO WITHHOLD AND REMIT TO THE U.S. TREASURY A PORTION OF DISTRIBUTIONS AND OTHER REPORTABLE PAYMENTS TO THE SHAREHOLDER. THE RATE OF BACKUP WITHHOLDING IS 31%. SHAREHOLDERS SHOULD BE AWARE THAT, UNDER REGULATIONS PROMULGATED BY THE INTERNAL REVENUE SERVICE, THE FUND MAY BE FINED $50 ANNUALLY FOR EACH ACCOUNT FOR WHICH A CERTIFIED TAXPAYER IDENTIFICATION NUMBER IS NOT PROVIDED. IN THE EVENT THAT SUCH A FINE IS IMPOSED, THE FUND MAY CHARGE A SERVICE FEE OF UP TO $50 THAT MAY BE DEDUCTED FROM THE SHAREHOLDER'S ACCOUNT AND OFFSET AGAINST ANY UNDISTRIBUTED DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. THE FUND ALSO RESERVES THE RIGHT TO CLOSE ANY ACCOUNT WHICH DOES NOT HAVE A CERTIFIED TAXPAYER IDENTIFICATION NUMBER.

SHAREHOLDER INFORMATION

    Shareholders will be sent reports quarterly regarding the Fund. General information about the Fund may be requested by writing the Corporate
Communications/Investor Relations Department, J. & W. Seligman & Co. Incorporated, 100 Park Avenue, New York, NY 10017 or telephoning the Corporate Communications/Investor Relations Department toll-free by dialing (800) 221-7844 from all continental United States, except New York or (212) 850-1864 in New York State and the Greater New York City area. Information about a shareholder account (other than a retirement plan account), may be requested by writing the Shareholder Services Department, Seligman Data Corp. at the same address or by toll-free telephone by dialing (800) 221-2450 from all continental United States. For information about a retirement account, call Pension Plan Services toll-free by dialing (800) 445-1777 or write Pension Plan Services, Seligman Data Corp. at the address above. Seligman Data Corp. may be telephoned Monday through Friday (except holidays) between the hours of 8:30 a.m. and 6:00 p.m. Eastern time and calls will be answered by a service representative.


    24 HOUR TELEPHONE ACCESS IS AVAILABLE BY DIALING (800) 622-4597 ON A TOUCHTONE PHONE, WHICH PROVIDES INSTANT ACCESS TO PRICE, YIELD, ACCOUNT BALANCE, MOST RECENT TRANSACTION AND OTHER INFORMATION. IN ADDITION, ACCOUNT STATEMENTS AND FORM 1099-DIVS CAN BE ORDERED. TO INSURE PROMPT DELIVERY OF DISTRIBUTION CHECKS, ACCOUNT STATEMENTS AND OTHER INFORMATION, SELIGMAN DATA CORP. SHOULD BE NOTIFIED IMMEDIATELY IN WRITING OF ANY ADDRESS CHANGE. ADDRESS CHANGES MAY BE TELEPHONED TO SELIGMAN DATA CORP. IF THE SHAREHOLDER HAS TELEPHONE SERVICES. FOR MORE INFORMATION ABOUT TELEPHONE SERVICES, SEE "TELEPHONE TRANSACTIONS" ABOVE.


    ACCOUNT   SERVICES.   Shareholders   are  sent   confirmation  of  financial
transactions. Special investor services are available. These include:


    o INVEST-A-CHECK(R) SERVICE enables a shareholder to authorize additional purchases of shares automatically by electronic funds transfer from a savings or checking account if the bank that maintains the account is a member of the Automated Clearing House ("ACH"), or by preauthorized checks to be drawn on the shareholder's checking account at regular monthly intervals in fixed amounts of $100 or more per fund, or regular quarterly intervals in fixed amounts of $250 or more per fund, to purchase shares. Accounts may be established concurrently with the Invest-A-Check(R) Service only if accompanied by a $100 minimum investment in conjunction with the monthly investment option, or a $250 minimum investment in conjunction with the quarterly investment option. For investments into the Seligman Time Horizon MatrixSM Asset Allocation Pro-gram, the minimum amount is $500 at regular monthly intervals or $1,000 at regular quarterly intervals. (See "Terms and Conditions" on page 27.)

    o AUTOMATIC DOLLAR-COST-AVERAGING SERVICE permits a shareholder of Seligman Cash Management Fund to exchange a specified amount at regular monthly intervals in fixed amounts of $100 or more per fund, or regular quarterly intervals in fixed amounts of $250 or more per fund, from shares of any class of the Cash Management Fund, into shares of the same class of any other Seligman Mutual Fund, registered in the same name. For exchanges into the Seligman Time Horizon MatrixSM Asset Allocation Program, the minimum amount is $500 at regular monthly intervals or $1,000 at regular quarterly intervals. The shareholder's Cash Management Fund account must have a dollar value of at least $5,000 at the initiation of the service and all shares must be in "book credit" form. Exchanges will be made at the public offering price.

    o DIVIDENDS FROM OTHER INVESTMENTS permits a shareholder to order dividends payable on shares of other companies to be paid to and invested in additional shares of the Fund or another Seligman Mutual Fund. (Dividend checks must meet or exceed the required minimum purchase amount and include the shareholder's name, account number, the name of the fund and the class of shares in which the investment is to be made.)


    o AUTOMATIC CD TRANSFER SERVICE permits a shareholder to instruct a bank to invest the proceeds of a maturing bank certificate of deposit ("CD") in shares of any designated Seligman Mutual Fund. Shareholders who wish to use this service should contact Seligman Data Corp. or a broker to obtain the necessary documentation. Banks may charge a penalty on CD assets withdrawn prior to maturity. Accordingly, it will not normally be advisable to liquidate a CD before its maturity.


    o AUTOMATIC CASH WITHDRAWAL SERVICE permits payments at regular intervals to be made to a shareholder who owns or purchases shares worth $5,000 or more held as book credits. Holders of Class A shares purchased at net asset value because the purchase amount was $1,000,000 or more should bear in mind that withdrawals may be subject to a 1% CDSL if made within eighteen months of purchase of such shares. Holders of Class B shares may elect to use this service immediately, although certain withdrawals may be subject to CDSL. Please contact Seligman Data Corp. at (800) 221-2450 for more information. Holders of Class D shares may elect to use this service with respect to shares that have been held for at least one year. (See "Terms and Conditions" on page 27.)


    o DIRECTED DIVIDENDS allows a shareholder to pay dividends to another person or to direct the payment of such dividends to another Seligman Mutual Fund for purchase at net asset value. Dividends on Class A, Class B and Class D shares may be directed only to shares of the same class of another Seligman Mutual Fund.


    o OVERNIGHT DELIVERY to service shareholder requests is available for a $15.00 fee which will be deducted from a shareholder's account, if requested. o Copies of account statements will be sent to each shareholder free of charge for the current year and most recent prior year.


    o COPIES OF YEAR-END STATEMENTS for prior years are available for a fee of $10.00 per year, per account, with a maximum charge of $150 per account. Statement requests should be forwarded, along with a check, to Seligman Data Corp.

    TAX-DEFERRED RETIREMENT PLANS. Shares of the Fund may be purchased for all types of tax-deferred retirement plans. SFSI makes available plans, plan forms and custody agreements for:

    --Individual Retirement Accounts (IRAs);

    --Simplified Employee Pension Plans (SEPs);

    --Section 401(k) Plans for corporations and their employees;

    --Section 403(b)(7) Plans for employees of public school systems and certain non-profit organizations who wish to make deferred compensation arrangements; and

    --Pension and Profit Sharing Plans for sole proprietorships, corporations and partnerships.

    These types of plans may be established only upon receipt of a written application form. The Fund may register an IRA investment for which an account application has not been received as an ordinary taxable account.

    For more information, write Retirement Plan Services, Seligman Data Corp., 100 Park Avenue, New York, NY 10017 or telephone toll-free (800) 445-1777 from all continental United States. You also may receive information through an authorized dealer.

ADVERTISING THE FUND'S PERFORMANCE

    From time to time the Fund advertises its "total return" and "average annual total return," each of which is calculated separately for Class A, Class B and Class D shares. THESE FIGURES ARE BASED ON HISTORICAL EARNINGS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. The "total return" shows what an investment in shares of Class A, Class B and Class D of the Fund would have earned over a specified period of time (for example, one, five and ten year periods or since inception) assuming the payment of the maximum sales load, if any (or CDSL upon redemption, if applicable), when the investment was made and that all distributions and dividends paid by the Fund were reinvested on the reinvestment dates during the period. The "average annual total return" is the annual rate required for the initial payment to grow to the amount which would be received at the end of the specified period (one, five and ten year periods or since inception); i.e., the average annual compound rate of return. The total return and average annual total return of Class A shares quoted from time to time including periods through June 1,1992, do not reflect the deduction of the administration, shareholder services and distribution fee, which if reflected would reduce the performance quoted. The total return and average annual return quoted from time to time for both Class A and Class D shares for periods prior to January 1, 1996 do not reflect the increase in the management fee payable by the Fund effective on such date, which if reflected would reduce the performance quoted. Total return and average annual total return may also be presented without the effect of the initial sales load or CDSL, as applicable.

    From time to time, reference may be made in advertising or promotional material to performance information, including mutual fund rankings, prepared by Lipper Analytical Service, Inc. ("Lipper"), an independent reporting service which monitors the performance of mutual funds. In calculating the total return of the Fund's Class A, Class B and Class D shares, the Lipper analysis assumes investment of all dividends and distributions paid but does not take into account applicable sales loads. The Fund may also refer in advertisements or in other promotional material to articles, comments, listings and columns in the financial press pertaining to the Fund's performance. Examples of such financial and other press publications include BARRON'S, BUSINESS WEEK, CDA/ WIESENBERGER MUTUAL FUNDS INVESTMENT REPORT, CHRISTIAN SCIENCE MONITOR, FINANCIAL PLANNING, FINANCIAL TIMES, FINANCIAL WORLD, FORBES, FORTUNE, INDIVIDUAL INVESTOR, INVESTMENT ADVISOR, INVESTORS BUSINESS DAILY, KIPLINGER'S, LOS ANGELES TIMES, MONEY MAGAZINE, MORNINGSTAR, INC., PENSION AND INVESTMENTS, SMART MONEY, THE NEW YORK TIMES, THE WALL STREET JOURNAL, USA TODAY, U.S.
NEWS AND WORLD REPORT, WORTH MAGAZINE, WASHINGTON POST AND YOUR MONEY.

ORGANIZATION AND CAPITALIZATION

    The Fund is an open-end investment company incorporated under the laws of the state of Maryland on July 9, 1984. The Fund is authorized to issue 500,000,000 shares of capital stock, each with a par value of $0.10 divided into three classes. Each share of the Fund's Class A, Class B and Class D common stock is equal as to earnings, assets and voting privileges, except that each class bears its own separate distribution and, potentially, certain other class expenses and has exclusive voting rights with respect to any matter to which a separate vote of any class is required by the 1940 Act or Maryland law. The Fund has adopted a plan (the "Multiclass Plan") pursuant to Rule 18f-3 under the 1940 Act permitting the issuance and sale of multiple classes of common stock. In accordance with the Articles of Incorporation, the Board of Directors may authorize the creation of additional classes of common stock with such characteristics as are permitted by the Multiclass Plan and Rule 18f-3. The 1940 Act requires that where more than one class exists, each class must be preferred over all other classes in respect of assets specifically allocated to such class. All shares have noncumulative voting rights for the election of directors. Each outstanding share is fully paid and non-assessable, and each is freely transferable. There are no liquidation, conversion or preemptive rights.

                              TERMS AND CONDITIONS

                           GENERAL ACCOUNT INFORMATION


    Investments will be made in as many shares, including fractions to the third decimal place, as can be purchased at the net asset value plus a sales load, if applicable, at the close of business on the day payment is received. If a check in payment of a purchase of shares is dishonored for any reason, Seligman Data Corp. will cancel the purchase and may redeem additional shares, if any, held in the shareholder's account in an amount sufficient to reimburse the Fund for any loss it may have incurred and charge a $10.00 return check fee. Shareholders will receive dividends from investment income and any distributions from gain realized on investments in shares or in cash according to the option elected. Dividend and gain options may be changed by notice to Seligman Data Corp. These option changes must be received by Seligman Data Corp. before the record date for the dividend or distribution in order to be effective for such dividend or distribution. Stock certificates will not be issued, unless requested. Replacement stock certificates will be subject to a surety fee.


                            INVEST-A-CHECK(R) SERVICE


    The Invest-A-Check(R) Service is available to all shareholders. The application is subject to acceptance by the shareholder's bank and Seligman Data Corp. The electronic funds transfer ("ACH debit") or preauthorized check in the amount specified will be invested in the shareholder's account on the fifth day (unless otherwise specified) of each month (or on the prior business day if such day of the month falls on a weekend or holiday) in which an investment is scheduled and invested at the close of business on the same date. After the initial investment, the value of shares held in the shareholder's Account must equal not less than two regularly scheduled investments. If an ACH debit or preauthorized check is not honored by the shareholder's bank, or if the value of shares held falls below the required minimum, the Invest-A-Check(R) Service may be suspended. In the event that a check or ACH debit is returned uncollectable, Seligman Data Corp. will cancel the purchase, redeem shares held in the shareholder's account for an amount sufficient to reimburse the Fund for any loss it may have incurred as a result, and charge a $10.00 return check fee. This fee will be deducted from the shareholder's Account. The Invest-A-Check(R) Service may be reinstated upon written request indicating that the cause of interruption has been corrected. The Invest-A-Check(R) Service may be terminated by the shareholder or Seligman Data Corp. at any time by written notice. The shareholder agrees to hold the Fund and its agents free from all liability which may result from acts done In good faith and pursuant to these terms. Instructions for establishing Invest-A-Check(R) Service are given on the Account Application. In the event a shareholder exchanges all of the shares from one Seligman Mutual Fund to another, the Invest-A-Check(R) Service will be terminated in the Seligman Mutual Fund that was closed as a result of the exchange of all shares and the shareholder must re-apply for the Invest-A-Check(R) Service in the Seligman Mutual Fund into which the exchange was made. In the event of a partial exchange, the Invest-A-Check(R) Service will be continued, subject to the above conditions, in the Seligman Mutual Fund from which the exchange was made. Accounts established in conjunction with the Invest-A-Check(R) Service must be accompanied by a minimum initial investment of $100 in connection with the monthly investment option or $250 in connection with the quarterly investment option. If the shareholder uses the Invest-A-Check(R) Service to make an IRA investment, the purchase will be credited as a current year contribution. If the shareholder uses the Invest-A-Check(R) Service to make an investment in a pension or profit sharing plan, the purchase will be credited as a current year employer contribution.


                        AUTOMATIC CASH WITHDRAWAL SERVICE


    The Automatic Cash Withdrawal Service is available to Class A shareholders, to Class B shareholders and to Class D shareholders with respect to Class D shares held for one year or more. A sufficient number of full and fractional shares will be redeemed to provide the amount required for a scheduled payment and any applicable CDSL. Redemptions will be made at the asset value at the close of business on the specific day designated by the shareholder of each month (or on the prior business day if the day specified falls on a weekend or holiday). Redemptions of Class A shares which were purchased at net asset value because the purchase amount was $1,000,000 or more may be subject to a CDSL if made within 18 months of purchase of such shares. Redemptions of Class B shares also may be subject to a CDSL. The shareholder may change the amount of scheduled payments or may suspend payments by written notice to Seligman Data Corp. at least ten days prior to the effective date of such a change or suspension. The service may be terminated by the shareholder or Seligman Data Corp. at any time by written notice. It will be terminated upon proper notification of the death or legal incapacity of the shareholder. Continued payments in excess of dividend income invested will reduce and ultimately exhaust capital. Withdrawals, concurrent with purchases of shares of this or any other investment company, will be disadvantageous to you because of the payment of duplicative sales loads, if applicable. For this reason, additional purchases of Fund shares are discouraged when the Withdrawal Service is in effect.


                      LETTER OF INTENT--CLASS A SHARES ONLY


    Seligman Financial Services, Inc. will hold in escrow shares equal to 5% of the minimum purchase amount specified. Dividends and distributions on the escrowed shares will be paid to the shareholder or credited to the shareholder's account. Upon completion of the specified minimum purchase within the thirteen-month period, all shares held in escrow will be deposited into the shareholder's account or delivered to the shareholder. A shareholder may include toward completion of a Letter of Intent the total asset value of shares of the Seligman Mutual Funds on which an initial sales load was paid as of the date of the Letter. If the total amount invested within the thirteen-month period does not equal or exceed the specified minimum purchase, the shareholder will be requested to pay the difference between the amount of the sales load paid and the amount of the sales load applicable to the total purchase made if applicable. If, within 20 days following the mailing of a written request, the shareholder has not paid this additional sales load to Seligman Financial Services, Inc., sufficient escrowed shares will be redeemed for payment of the additional sales load. Shares remaining in escrow after this payment will be released to the shareholder's Account. The intended purchase amount may be increased at any time during the thirteen-month period by filing a revised Agreement for the same period, provided that the shareholder's Dealer furnishes evidence that an amount representing the reduction in sales load under the new Agreement which becomes applicable on purchases already made under the original Agreement, will be refunded to the Fund and that the required additional escrowed shares will be purchased by the shareholder.


    Shares of Seligman Cash Management Fund, Inc. which have been acquired by an exchange of shares of another mutual fund in the Seligman Group on which there is a front-end sales load may be taken into account in completing a Letter of Intent, or for Right of Accumulation. However, shares of the Seligman Cash Management Fund which have been purchased directly may not be used for purposes of determining reduced sales loads on additional purchases of the other mutual funds in the Seligman Group.


                                                                            2/97

                       STATEMENT OF ADDITIONAL INFORMATION
                                FEBRUARY 1, 1997


                          SELIGMAN FRONTIER FUND, INC.

                                 100 Park Avenue
                            New York, New York 10017
                     New York City Telephone (212) 850-1864
       Toll Free Telephone (800) 221-2450 - all continental United States
      For Retirement Plan Information - Toll-Free Telephone (800) 445-1777

            This Statement of Additional Information expands upon and supplements the information contained in the current Prospectus of Seligman Frontier Fund, Inc. (the "Fund"), dated February 1, 1997. It should be read in conjunction with the Prospectus, which may be obtained by writing or calling the Fund at the above address or telephone numbers. This Statement of Additional Information, although not in itself a Prospectus, is incorporated by reference into the Prospectus in its entirety.


            The Fund offers three classes of shares. Class A shares may be purchased at net asset value plus a sales load of up to 4.75%. Class A shares purchased in an amount of $1,000,000 or more are sold without an initial sales load but are subject to a contingent deferred sales load ("CDSL") of 1% (of the current net asset value or the original purchase price, whichever is less) if such shares are redeemed within eighteen months of purchase. Class B shares may be purchased at net asset value and are subject to a CDSL, if applicable, in the following amount (as a percentage of the current net asset value or the original purchase price, whichever is less), if redemption occurs within the indicated number of years of purchase of such shares: 5% (less than 1 year), 4% (1 but less than 2 years), 3% (2 but less than 4 years), 2% (4 but less than 5 years), 1% (5 but less than 6 years) and 0% (6 or more years). Class B shares automatically convert to Class A shares after approximately eight years resulting in lower ongoing fees. Shares purchased through reinvestment of dividends and distributions on Class B shares also will convert automatically to Class A shares along with the underlying shares on which they were earned. Class D shares may be purchased at net asset value and are subject to a CDSL of 1% (of the current net asset value or the original purchase price whichever is less) if redeemed within one year of purchase.

            Each Class A, Class B and Class D share represents an identical legal interest in the investment portfolio of the Fund and has the same rights except for certain class expenses and except that Class B and Class D shares bear higher distribution fees that generally will cause the Class B and Class D shares to have higher expense ratios and pay lower dividends than Class A shares. Each Class has exclusive voting rights with respect to its distribution plan. Although holders of Class A, Class B and Class D shares have identical legal rights, the different expenses borne by each Class will result in different net asset values and dividends. The three classes also have different exchange privileges.


                                TABLE OF CONTENTS



                                                                        Page


Investment Objective, Policies and Risks.................................  2
Investment Limitations...................................................  3
Directors And Officers...................................................  4
Management And Expenses .................................................  8
Administration, Shareholder Services And
   Distribution Plan..................................................... 10
Portfolio Transactions................................................... 10
Purchase And Redemption Of Fund Shares................................... 11
Distribution Services.................................................... 14
Valuation................................................................ 14
Performance.............................................................. 15
General Information...................................................... 16
Financial Statements..................................................... 17
Appendix................................................................. 18


EQFR1A

                    INVESTMENT OBJECTIVE, POLICIES AND RISKS

      The Fund seeks to produce growth in capital value. Income may be considered but will only be incidental to the Fund's investment objective of growth in capital value. The following information regarding the Fund's investment policies supplements the information contained in the Prospectus.

LENDING OF PORTFOLIO SECURITIES. The Fund may lend portfolio securities to certain institutional borrowers of securities and may invest the cash collateral and obtain additional income or receive an agreed upon amount of interest from the borrower. Loans made by the Fund will generally be short-term. Loans are subject to termination at the option of the Fund or the borrower. The Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or equivalent collateral to the borrower or placing broker. The Fund does not have the right to vote securities on loan, but would terminate the loan and regain the right to vote if that were considered important with respect to the investment.

RIGHTS AND WARRANTS. The Fund may invest in common stock rights and warrants believed by the Manager to provide capital appreciation opportunities. Common stock rights and warrants received as part of a unit or attached to securities purchased (i.e., not separately purchased) are not included in the Fund's investment restrictions regarding such securities.

     The Fund may not invest in rights and warrants if, at the time of acquisition, the investment in rights and warrants would exceed 5% of the Fund's net assets, valued at the lower of cost or market. In addition, no more than 2% of net assets may be invested in warrants not listed on the New York or American Stock Exchanges. For purposes of this restriction, rights and warrants acquired by the Fund in units or attached to securities may be deemed to have been purchased without cost.

    PURCHASING PUT OPTIONS ON SECURITIES. The Fund may purchase put options to protect its portfolio holdings in an underlying security against a decline in market value. This hedge protection is provided during the life of the put option since the Fund, as holder of the put option, can sell the underlying security at the put exercise price regardless of any decline in the underlying security's market price. In order for a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs. By using put options in this manner, the Fund will reduce any profit it might otherwise have realized in the underlying security by the premium paid for the put option and by transaction costs.

    Because a purchased put option gives the purchaser a right and not an obligation, the purchaser is not required to exercise the option. If the underlying position incurs a gain, the Fund would let the option expire resulting in a reduced profit on the underlying security equal to the cost of the put option. The cost of the put option is limited to the premium plus commission paid. The Fund's maximum financial exposure will be limited to these costs.

    The Fund's ability to engage in option transaction may be limited by tax considerations.

REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with commercial banks and with broker/dealers to invest cash for the short-term. A repurchase agreement is an agreement under which the Fund acquires a money market instrument, generally a U.S. Government obligation, subject to resale at an agreed upon price and date. Such resale price reflects an agreed upon interest rate effective for the period of time the instrument is held by the Fund and is unrelated to the interest rate on the instrument. Repurchase agreements could involve certain risks in the event of bankruptcy or other default by the seller, including possible delays and expenses in liquidating the securities underlying the agreement, decline in value of the underlying securities and loss of interest.


      Except as otherwise specifically noted above, the Fund's investment policies are not fundamental and the Board of Directors of the Fund may change such policies without the vote of a majority of its outstanding voting securities (as defined below).

PORTFOLIO TURNOVER. The Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned during the fiscal year. Securities whose maturity or expiration date at the time of acquisition were one year or less are excluded from the calculation. The Fund's portfolio turnover rates for the fiscal years ended September 30, 1996 and 1995 were 59.36% and 71.52%, respectively.


                             INVESTMENT LIMITATIONS

      Under the Fund's fundamental policies, which cannot be changed except by vote of a majority of its outstanding voting securities, the Fund may not:

o Borrow money, except from banks for temporary or emergency purposes (but not for the purchase of portfolio securities) in an amount not to exceed 15% of the value of its total assets. The Fund will not purchase additional portfolio securities if the Fund has outstanding borrowings in excess of 5% of the value of its total assets;

o Purchase securities on "margin," or sell "short", or write or purchase put, call, straddle or spread options, except that the Fund may make margin deposits on future contracts, and may purchase put options solely for the purpose of hedging against a decline in the price of securities held in the Fund's portfolio;

o Invest more than 5% of its total assets, at market value, in securities of any one issuer other than the U.S. Government, its agencies or instrumentalities, buy more than 10% of the voting securities of any issuer, or invest to control or manage any company;

o Invest more than 5% of the value of its total assets, at market value, in securities of any company which, with their predecessors, have been in operation less than three continuous years, provided, however, that securities guaranteed by a company that (including predecessors) has been in operation at least three continuous years shall be excluded from this calculation;

o   Invest more than 25% of the value of its total assets in any one industry;

o Invest in securities issued by other investment companies, except in connection with a merger, consolidation, acquisition or reorganization;

o Purchase or sell commodities and commodity contracts other than stock index futures contracts or purchase or hold real estate;

o Purchase or hold the securities of any issuer, if to its knowledge, directors or officers of the Fund individually owning beneficially more than 0.5% of the securities of that issuer own in the aggregate more than 5% of such securities;

o Underwrite the securities of other issuers except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933, as amended, in disposing of a portfolio security; or

o Make loans, except loans of portfolio securities (which loans would be fully collateralized and marked to market daily) and except to the extent the purchase of notes, bonds or other evidences of indebtedness, or the entry into repurchase agreements may be considered loans.

o The Fund may not invest more than 5% of the value of its net assets, valued at the lower of cost or market, in warrants, of which no more than 2% of net assets may be invested in warrants not listed on the New York or American Stock Exchanges.

    Under the Investment Company Act of 1940 (the "1940 Act"), a "vote of a majority of the outstanding voting securities" of the Fund means the affirmative vote of the lesser of (l) more than 50% of the outstanding shares of the Fund or
(2) 67% or more of the shares present at a shareholders' meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.

                             DIRECTORS AND OFFICERS

    Directors and officers of the Fund, together with information as to their principal business occupations during the past five years are shown below. Each Director who is an "interested person" of the Fund, as defined in the 1940 Act, is indicated by an asterisk. Unless otherwise indicated, their addresses are 100 Park Avenue, New York, NY 10017.



WILLIAM C. MORRIS*           Director,  Chairman of the Board,  Chief  Executive
      (58)                   Officer and Chairman of the Executive Committee

                             Managing Director and Chairman, J. & W. Seligman & Co. Incorporated, investment managers and advisers; and Seligman Advisors, Inc., advisers; Chairman and Chief Executive Officer, the Seligman Group of Investment Companies; Chairman, Seligman Financial Services, Inc., broker/dealer; Seligman Holdings, Inc., holding company; Seligman Services, Inc., broker/dealer; and Carbo Ceramics Inc., ceramic proppants for oil and gas industry; Director or Trustee, Seligman Data Corp., shareholder service agent; Kerr-McGee Corporation, diversified energy company; and Sarah Lawrence College; and a Member of the Board of Governors of the Investment Company Institute; formerly, President, J. & W. Seligman & Co. Incorporated; Chairman, Seligman Securities, Inc., broker/dealer and J. & W. Seligman Trust Company, trust company; and Director, Daniel Industries Inc., manufacturer of oil and gas metering equipment.

BRIAN T. ZINO*               Director,  President  and  Member of the  Executive
      (44)                   Committee

                             Director, President and Managing Director), J. & W. Seligman & Co. Incorporated, investment managers and advisers; and Seligman Advisors, Inc., advisers; President (with the exception of Seligman Quality Municipal Fund, Inc. and Seligman Select Municipal Fund, Inc.) and Director or Trustee, the Seligman Group of Investment Companies; Chairman, Seligman Data Corp., shareholder service agent; Director, Seligman Financial Services, Inc., broker/dealer; Seligman Services, Inc., broker/dealer; and Senior Vice President, Seligman Henderson Co., advisers; formerly, Director and Secretary, Chuo Trust - JWS Advisors, Inc., advisers; and Director, Seligman Securities, Inc., broker/dealer and J. & W. Seligman Trust Company, trust company.

FRED E. BROWN*               Director
      (83)
                             Director  and  Consultant,  J. & W.  Seligman & Co.
                             Incorporated, investment managers and advisers; and
                             Seligman  Advisors,  Inc,  advisers;   Director  or
                             Trustee,   the   Seligman   Group   of   Investment
                             Companies;   Seligman  Financial  Services,   Inc.,
                             broker/dealer;     Seligman     Services,     Inc.,
                             broker/dealer;    Trudeau   Institute,    nonprofit
                             biomedical  research   organization;   Lake  Placid
                             Center  for the Arts,  cultural  organization;  and
                             Lake   Placid   Education   Foundation,   education
                             foundation;     formerly,     Director,    Seligman
                             Securities,   Inc.,   broker/dealer  and  J.  &  W.
                             Seligman Trust Company, trust company.

JOHN R. GALVIN               Director
      (67)
                             Dean, Fletcher School of Law and Diplomacy at Tufts
                             University; Director or Trustee, the Seligman Group
                             of Investment Companies; Chairman, American Council
                             on Germany;  a Governor of the Center for  Creative
                             Leadership;  Director, USLIFE, insurance;  National
                             Committee on U.S.-China Relations, National Defense
                             University;  the  Institute  for Defense  Analysis;
                             Raytheon Co., electronics; and Consultant,  Thomson
                             CSF, electronics;  and formerly,  Ambassador,  U.S.
                             State Department;  Distinguished  Policy Analyst at
                             Ohio  State   University  and  Olin   Distinguished
                             Professor  of  National  Security  Studies  at  the
                             United States Military Academy.  From June, 1987 to
                             June,  1992, he was the Supreme  Allied  Commander,
                             Europe and the  Commander-in-Chief,  United  States
                             European Command. Tufts University, Packard Avenue,
                             Medford, MA 02155

ALICE S. ILCHMAN             Director
      (61)
                             President,  Sarah  Lawrence  College;  Director  or
                             Trustee,   the   Seligman   Group   of   Investment
                             Companies;  Chairman,  The Rockefeller  Foundation,
                             charitable   foundation;   and   Director,   NYNEX,
                             telephone  company;  and the Committee for Economic
                             Development;    formerly,   Trustee,   The   Markle
                             Foundation,    philanthropic   organization;    and
                             Director,   International   Research  and  Exchange
                             Board,   intellectual  exchanges.   Sarah  Lawrence
                             College, Bronxville, New York 10708

FRANK A. McPHERSON           Director
      (63)
                             Chairman of the Board and Chief Executive  Officer,
                             Kerr-McGee   Corporation,   energy  and  chemicals;
                             Director  or  Trustee,   the   Seligman   Group  of
                             Investment  Companies;   Director,   Kimberly-Clark
                             Corporation,  consumer  products,  Bank of Oklahoma
                             Holding  Company,   American  Petroleum  Institute,
                             Oklahoma City Chamber of Commerce,  Baptist Medical
                             Center, Oklahoma Chapter of the Nature Conservancy,
                             Oklahoma Medical Research Foundation and United Way
                             Advisory  Board;  Chairman,  Oklahoma  City  Public
                             Schools  Foundation;  and  Member  of the  Business
                             Roundtable  and  National  Petroleum  Council.  123
                             Robert S. Kerr Avenue, Oklahoma City, OK 73102

JOHN E. MEROW*               Director
      (67)
                             Chairman and Senior  Partner,  Sullivan & Cromwell,
                             law firm;  Director or Trustee,  the Seligman Group
                             of Investment  Companies;  Municipal Art Society of
                             New York,  Commonwealth Aluminum  Corporation,  the
                             U.S.  Council for  International  Business  and the
                             U.S.-New   Zealand  Council;   Chairman,   American
                             Australian Association;  Member of the American Law
                             Institute  and  Council on Foreign  Relations;  and
                             Member of the Board of Governors of Foreign  Policy
                             Association  and  New  York  Hospital.   125  Broad
                             Street, New York, NY 10004

BETSY S. MICHEL              Director
      (54)
                             Attorney;  Director or Trustee,  the Seligman Group
                             of  Investment  Companies;  Trustee,  Geraldine  R.
                             Dodge  Foundation,   charitable   foundation;   and
                             Chairman of the Board of  Trustees of St.  George's
                             School  (Newport,  RI);  formerly,   Director,  the
                             National   Association   of   Independent   Schools
                             (Washington, DC). St. Bernard's Road, P.O. Box 449,
                             Gladstone, NJ 07934

JAMES C. PITNEY              Director
      (69)
                             Partner,  Pitney,  Hardin,  Kipp & Szuch, law firm;
                             Director  or  Trustee,   the   Seligman   Group  of
                             Investment  Companies and Public Service Enterprise
                             Group,  public  utility.   Park  Avenue  at  Morris
                             County, P.O. Box 1945, Morristown, NJ 07962-1945

JAMES Q. RIORDAN             Director
      (69)
                             Director,   Various   Corporations;   Director   or
                             Trustee,   the   Seligman   Group   of   Investment
                             Companies;  The Houston  Exploration  Company;  The
                             Brooklyn  Museum;  The Brooklyn  Union Gas Company;
                             the Committee for Economic Development; Dow Jones &
                             Co.,   Inc.   and  Public   Broadcasting   Service;
                             formerly,  Co-Chairman of the Policy Council of the
                             Tax   Foundation;    Director,   Tesoro   Petroleum
                             Companies,   Inc.;   and  Director  and  President,
                             Bekaert Corporation.  675 Third Avenue, Suite 3004,
                             New York, NY 10017

RONALD T. SCHROEDER*         Director and Member of the Executive Committee
      (48)
                             Director,  Managing  Director and Chief  Investment
                             Officer,  Institutional,  J.  & W.  Seligman  & Co.
                             Incorporated, investment managers and advisers; and
                             Seligman  Advisors,  Inc.,  advisers;  Director  or
                             Trustee,   the   Seligman   Group   of   Investment
                             Companies;   Director,   Seligman  Holdings,  Inc.,
                             holding company; Seligman Financial Services, Inc.,
                             broker/dealer;  Seligman  Henderson Co.,  advisers;
                             and   Seligman   Services,   Inc.,   broker/dealer;
                             formerly,   President,   the   Seligman   Group  of
                             Investment   Companies,   except  Seligman  Quality
                             Municipal Fund, Inc. and Seligman Select  Municipal
                             Fund,  Inc.;  and Director,  J. & W. Seligman Trust
                             Company,   trust  company;   Seligman  Data  Corp.,
                             shareholder service agent; and Seligman Securities, Inc., broker/dealer.

ROBERT L. SHAFER             Director
      (64)
                             Director,   various   corporations,   Director   or
                             Trustee, the Seligman Group of Investment Companies
                             and USLIFE Corporation,  life insurance;  formerly,
                             Vice President, Pfizer Inc.,  pharmaceuticals.  235
                             East 42nd Street, New York, NY 10017

JAMES N. WHITSON             Director
      (61)
                             Executive Vice President,  Chief Operating  Officer
                             and Director,  Sammons Enterprises,  Inc.; Director
                             or  Trustee,   the  Seligman  Group  of  Investment
                             Companies; Red Man Pipe and Supply Company, piping and other materials; and C-SPAN. 300 Crescent
                             Court, Suite 700, Dallas, TX 75202

ARSEN MRAKOVCIC              Vice President and Portfolio Manager
      (31)
                             Managing   Director   (formerly,   Vice  President,
                             Investment  Officer),   J.  &  W.  Seligman  &  Co.
                             Incorporated, investment managers and advisers; and
                             Vice  President  and Portfolio  Manager,  two other
                             open-end investment companies in the Seligman Group
                             of  Investment   Companies;   formerly,   Portfolio
                             Assistant, J. & W. Seligman & Co. Incorporated.

LAWRENCE P. VOGEL            Vice President
      (40)
                             Senior Vice President,  Finance, J. & W. Seligman &
                             Co. Incorporated, investment managers and advisers;
                             Seligman Financial Services,  Inc.,  broker/dealer;
                             Seligman  Advisors,  Inc.,  advisers;  and Seligman
                             Data  Corp.,   shareholder   service  agent;   Vice
                             President,   the  Seligman   Group  of   Investment
                             Companies;    and    Seligman    Services,    Inc.,
                             broker/dealer;  and Treasurer,  Seligman  Holdings,
                             Inc., holding company;  and Seligman Henderson Co.,
                             advisers; formerly, Senior Vice President, Seligman
                             Securities,   Inc.,   broker/dealer  and  J.  &  W.
                             Seligman Trust Company, trust company.

FRANK J. NASTA               Secretary
      (32)
                             Senior  Vice  President,  Law  and  Regulation  and
                             Corporate  Secretary,   J.  &  W.  Seligman  &  Co.
                             Incorporated, investment managers and advisers; and
                             Seligman Advisors,  Inc., advisers;  Secretary, the
                             Seligman  Group of Investment  Companies,  Seligman
                             Financial Services, Inc.,  broker/dealer;  Seligman
                             Henderson Co., advisers;  Seligman Services,  Inc.,
                             broker/dealer; and Seligman Data Corp., shareholder
                             service  agent;  formerly,   Secretary,   J.  &  W.
                             Seligman   Trust  Company,   trust   company;   and
                             attorney, Seward & Kissel, law firm.

THOMAS G. ROSE               Treasurer
      (39)
                             Treasurer,   the  Seligman   Group  of   Investment
                             Companies  and  Seligman  Data  Corp.,  shareholder
                             service  agent;   formerly,   Treasurer,   American
                             Investors Advisors, Inc. and the American Investors
                             Family of Funds.



     The Executive Committee of the Board acts on behalf of the Board between meetings to determine the value of securities and assets owned by the Fund for which no market valuation is available and to elect or appoint officers of the Fund to serve until the next meeting of the Board.


                                              Compensation Table

                                                                          Pension or         Total Compensation
                                                 Aggregate            Retirement Benefits       from Fund and
                 Name and                      Compensation           Accrued as part of      Fund Complex Paid
         Position with Registrant              from Fund (1)             Fund Expenses        to Directors (2)
         ------------------------              -------------             -------------        ----------------

William C. Morris, Director and Chairman           N/A                      N/A                       N/A
Brian T. Zino, Director and President              N/A                      N/A                       N/A
Ronald T. Schroeder, Director                      N/A                      N/A                       N/A
Fred E. Brown, Director                            N/A                      N/A                       N/A
John R. Galvin, Director                        $2,745.97                   N/A                   $65,000.00
Alice S. Ilchman, Director                       2,781.68                   N/A                    66,000.00
Frank A. McPherson, Director                     2,781.68                   N/A                    66,000.00
John E. Merow, Director                          2,781.68(d)                N/A                    66,000.00(d)
Betsy S. Michel, Director                        2,781.68                   N/A                    66,000.00
James C. Pitney, Director                        2,745.97                   N/A                    65,000.00
James Q. Riordan, Director                       2,781.68                   N/A                    66,000.00



                                                                   Pension or            Total Compensation
                                             Aggregate          Retirement Benefits        from Fund and
                 Name and                  Compensation         Accrued as part of       Fund Complex Paid
         Position with Registrant       from Registrant (1)        Fund Expenses          to Directors (2)
         ------------------------       -------------------        -------------          ----------------

Robert L. Shafer, Director                  $2,781.68                 N/A                    $66,000.00
James N. Whitson, Director                   2,781.68(d)              N/A                     66,000.00(d)


(1)   For the fiscal year ended September 30, 1996.

(2) As defined in the Fund's Prospectus, the Seligman Group of Investment Companies consists of seventeen investment companies.

(d) Deferred. The total amounts of deferred compensation (including interest) payable in respect of the Fund to Messrs. Merow and Whitson as of September 30, 1996 were $24,660 and $9,225, respectively. Mr. Pitney no longer defers current compensation; however, he has accrued deferred compensation in the amount of $15,361 as of September 30, 1996.

     The Fund has a compensation arrangement under which outside directors may elect to defer receiving their fees. Under this arrangement, interest will be accrued on the deferred balances. The annual cost of such fees and interest is included in the directors' fees and expenses, and the accumulated balance thereof is included in "Liabilities" in the Fund's financial statements.

     Directors and officers of the Fund are also directors and officers of some or all of the other investment companies in the Seligman Group. Directors and officers of the Fund as a group owned less than 1% of the Fund's Class A Capital Stock at January 10, 1997. As of that date, no Directors or officers owned shares of the Fund's Class B or Class D Capital Stock.

     As of January 10, 1997, 5,586,973 Class A shares, or 15.89% of the Fund's Class A capital stock then outstanding, and 11,774,211 Class D shares, or 48.14% of the Fund's Class D capital stock then outstanding, were registered in the name of MLPF&S, 4800 Deer Lake Drive East, Jacksonville, FL 32246.


                             MANAGEMENT AND EXPENSES


     Under the Management Agreement, dated December 29, 1988, as amended January 1, 1996, subject to the control of the Board of Directors, J. & W. Seligman & Co. Incorporated (the "Manager") manages the investment of the assets of the Fund, including making purchases and sales of portfolio securities consistent with the Fund's investment objectives and policies, and administers its business and other affairs. The Manager provides the Fund with such office space, administrative and other services and executive and other personnel as are necessary for Fund operations. The Manager pays all of the compensation of directors of the Fund who are employees or consultants of the Manager and of the officers and employees of the Fund. The Manager also provides senior management for Seligman Data Corp., the Fund's shareholder service agent.


     The Fund pays the Manager a management fee for its services, calculated daily and payable monthly. Effective January 1, 1996, the management fee is equal to .95% per annum of the Fund's average daily net assets on the first $750 million of net assets and .85% per annum of the Fund's average daily net assets in excess of $750 million. For the fiscal years ended September 30, 1994 and 1995, the Fund paid management fees of $390,476 and $1,260,769, respectively, each equal to .75% per annum of the Fund's average daily net assets. For the fiscal year ended September 30, 1996, the Fund paid $6,014,692, equal to .92% per annum of its average daily net assets.


     The Fund pays all its expenses other than those assumed by the Manager and Seligman Henderson Co. (the "Subadviser"), including brokerage commissions, administration, shareholder services and distribution fees, fees and expenses of independent attorneys and auditors, taxes and governmental fees, including fees and expenses of qualifying the Fund and its shares under Federal and State securities laws, cost of stock certificates and expenses of repurchase or redemption of shares, expenses of printing and distributing reports, notices and proxy materials to shareholders, ex-penses of printing and filing reports and other documents with governmental agencies, expenses of shareholders' meetings, expenses of corporate data processing and related services, shareholder record keeping and shareholder account services, fees and disbursements of transfer agents and custodians, expenses of disbursing dividends and distributions, fees and expenses of directors of the Fund not employed by or serving as a Director of the Manager or its affiliates, insurance premiums and extraordinary expenses such as litigation expenses.

     The Management Agreement was initially approved by the Board of Directors at a Meeting held on October 11, 1988 and by the shareholders at a meeting held on December 15, 1988. The amendments to the Management Agreement, effective January 1, 1996, to increase the fee rate payable to the Manager by the Fund, were approved by the Board of Directors on September 21, 1995 and by the shareholders at a special meeting held on December 12, 1995. The Management Agreement will continue in effect until December 31 of each year if (1) such continuance is approved in the manner required by the 1940 Act (i.e,. by a vote of a majority of the Board of Directors or of the outstanding voting securities of the Fund and by a vote of a majority of the Directors who are not parties to the Management Agreement or interested persons of any such party) and (2) if the Manager shall not have notified the Fund at least 60 days prior to December 31 of any year that it does not desire such continuance. The Management Agreement may be terminated by the Fund or by the Manager, without penalty, on 60 days' written notice to the Manager and will terminate automatically in the event of its assignment. The Fund has agreed to change its name upon termination of the Management Agreement if continued use of the name would cause confusion in the context of the Manager's business. The Management Agreement provides that the Manager will not be liable to the Fund for any error of judgment or mistake of law, or for any loss arising out of any investment, or for any act or omission in performing its duties under the Agreement, except for willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations and duties under the Agreement.

     The Manager is a successor firm to an investment banking business founded in 1864 which has thereafter provided investment services to individuals, families, institutions and corporations. On December 29, 1988, a majority of the outstanding voting securities of the Manager was purchased by Mr. William C. Morris and a simultaneous recapitalization of the Manager occurred. See Appendix for further history of the Manager.

     Under the Subadvisory Agreement, dated June 1, 1994, as amended January 1, 1996, the Subadviser supervises and directs a portion of the Fund's investment in foreign securities and Depositary Receipts, as designated by the Manager, consistent with the Fund's investment objectives, policies and principles. For these services, the Subadviser is paid a fee by the Manager, as described in the Fund's Prospectus. The Subadvisory Agreement was initially approved by the Board of Directors at a meeting held on January 20, 1994 and by the shareholders on May 19, 1994. The amendments to the Subadvisory Agreement, effective January 1, 1996, to increase the subadvisory fee rate payable by the Manager to the Subadviser, were approved by the Board of Directors on September 21, 1995 and by the shareholders at a special meeting held on December 12, 1995. The Subadvisory Agreement will continue in effect until December 31 of each year (1) if such continuance is approved in the manner required by the 1940 Act (by a vote of a majority of the Board of Directors or of the outstanding voting securities of the Fund and by a vote of a majority of the Directors who are not parties to the Subadvisory Agreement or interested persons of any such party) and (2) if the Subadviser shall not have notified the Manager in writing at least 60 days prior to December 31 of any year that it does not desire such continuance. The Subadvisory Agreement may be terminated at any time by the Fund, on 60 days written notice to the Subadviser. The Subadvisory Agreement will terminate automatically in the event of its assignment or upon the termination of the Management Agreement.


     The Subadviser is a New York general partnership formed by the Manager and Henderson International, Inc., a controlled affiliate of Henderson Administration Group plc. Henderson Administration Group plc, headquartered in London, is one of the largest independent money managers in Europe. The firm currently manages approximately $2 billion in assets and is recognized as a specialist in global equity investing.

     For the period June 1, 1994 through September 30, 1994 and for the fiscal years ended September 30, 1995 and 1996, the Fund did not require the services of the Subadviser.


     Officers, directors and employees of the Manager are permitted to engage in personal securities transactions, subject to the Manager's Code of Ethics (the "Ethics Code"). The Ethics Code proscribes certain practices with regard to personal securities transactions and personal dealings, provides a framework for the reporting and monitoring of personal securities transactions by the Manager's Director of Compliance, and sets forth a procedure of identifying, for disciplinary action, those individuals who violate the Ethics Code. The Ethics Code prohibits each of the officers, directors and employees (including all portfolio managers) of the Manager from purchasing or selling any security that the officer, director or employee knows or believes (i) was recommended by the Manager for purchase or sale by any client, including the Fund, within the preceding two weeks, (ii) has been reviewed by the Manager for possible purchase or sale within the preceding two weeks, (iii) is being purchased or sold by any client, (iv) is being considered by a research analyst, (v) is being acquired in a private placement, unless prior approval has been obtained from the Manager's Director of Compliance, or (vi) is being acquired during an initial or secondary public offering. The Ethics Code also imposes a strict standard of confidentiality and requires portfolio managers to disclose any interest they may have in the securities or issuers that they recommend for purchase by any client.

      The Ethics Code also prohibits (i) each portfolio manager or member of an investment team from purchasing or selling any security within seven calendar days of the purchase or sale of the security by a client's account (including investment company accounts) for which the portfolio manager or investment team manages and (ii) each employee from engaging in short-term trading (a purchase and sale or vice-versa within 60 days). Any profit realized pursuant to either of these prohibitions must be disgorged.

      Officers, directors and employees are required, except under very limited circumstances, to engage in personal securities transactions through the Manager's order desk. The order desk maintains a list of securities that may not be purchased due to a possible conflict with clients. All officers, directors and employees are also required to disclose all securities beneficially owned by them on December 31 of each year.

           ADMINISTRATION, SHAREHOLDER SERVICES AND DISTRIBUTION PLAN

     The  Fund  has  adopted  an   Administration,   Shareholder   Services  and
Distribution Plan for each Class (the "Plan") in accordance with Section 12(b) of the 1940 Act and Rule 12b-1 thereunder.

     The Plan was approved on March 19, 1992 by the Directors, including a majority of the Directors who are not "interested persons" (as defined in the 1940 Act) of the Fund and who have no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan (the "Qualified Directors") and was approved by shareholders of the Fund at a Special Meeting of the Shareholders held on May 1, 1992. The Plan became effective in respect of the Class A shares on June 1, 1992. The Plan was approved in respect of the Class B shares on March 21, 1996 by the Board of Directors of the Fund including a majority of the Qualified Directors, and became effective in respect of the Class B shares on April 22, 1996. The Plan was approved in respect of the Class D shares on March 18, 1993 by the Directors, including a majority of the Qualified Directors, and became effective in respect of the Class D shares on May 1, 1993. The Plan will continue in effect until December 31 of each year so long as such continuance is approved annually by a majority vote of both the Directors of the Fund and the Qualified Directors, cast in person at a meeting called for the purpose of voting on such approval. The Plan may not be amended to increase materially the amounts payable to Service Organizations with respect to a Class without the approval of a majority of the outstanding voting securities of the class. If the amount payable in respect of Class A shares under the Plan is proposed to be increased materially, the Fund will either (i) permit holders of Class B shares to vote as a separate class on the proposed increase or (ii) establish a new class of shares subject to the same payment under the Plan as existing Class A shares, in which case the Class B shares will thereafter convert into the new class instead of into Class A shares. No material amendment to the Plan may be made except by a majority of both the Directors and the Qualified Directors.

     The Plan requires that the Treasurer of the Fund shall provide to the Directors, and the Directors shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under the Plan. Rule 12b-1 also requires that the selection and nomination of Directors who are not "interested persons" of the Fund be made by such disinterested Directors.

                             PORTFOLIO TRANSACTIONS

     The Management and Subadvisory Agreements recognize that in the purchase and sale of portfolio securities of the Fund, the Manager and Subadviser will seek the most favorable price and execution, and, consistent with that policy, may give consideration to the research, statistical and other services furnished by brokers or dealers to the Manager and

Subadviser for its use, as well as the general attitude toward and support of investment companies demonstrated by such brokers or dealers. Such services include supplemental investment research, analysis and reports concerning issuers, industries and securities deemed by the Manager and Subadviser to be beneficial to the Fund. In addition, the Manager and Subadviser is authorized to place orders with brokers who provide supplemental investment and market research and security and economic analysis although the use of such brokers may result in a higher brokerage charge to the Fund than the use of brokers selected solely on the basis of seeking the most favorable price and execution and although such research and analysis may be useful to the Manager and Subadviser in connection with its services to clients other than the Fund.

     In over-the-counter markets, the Fund deals with responsible primary market makers unless a more favorable execution or price is believed to be obtainable. The Fund may buy securities from or sell securities to dealers acting as principal, except dealers with which its directors and/or officers are affiliated.

     When two or more of the investment companies in the Seligman Group or other investment advisory clients of the Manager desire to buy or sell the same security at the same time, the securities purchased or sold are allocated by the Manager in a manner believed to be equitable to each. There may be possible advantages or disadvantages of such transactions with respect to price or the size of positions readily obtainable or saleable.


     The total brokerage commissions paid to others for execution and research and statistical services for the fiscal years ended September 30, 1996, 1995 and 1994 were $956,356, $337,655 and $86,871, respectively.


                     PURCHASE AND REDEMPTION OF FUND SHARES


      The Fund issues three classes of shares: Class A shares may be purchased at a price equal to the next determined net asset value per share, plus a sales load. Class A shares purchased at net asset value without an initial sales load due to the size of the purchase are subject to a CDSL of 1% if such shares are redeemed within eighteen months of purchase. Class B shares may be purchased at a price equal to the next determined net asset value without an initial sales load, but a CDSL may be charged on redemptions within six years of purchase. Class D shares may be purchased at a price equal to the next determined net asset value without an initial sales load, but a CDSL may be charged on redemptions within one year of purchase. See "Alternative Distribution System," "Purchase of Shares," and "Redemption of Shares" in the Prospectus.


SPECIMEN PRICE MAKE-UP


      Under the current distribution arrangements between the Fund and the Distributor, Class A shares are sold at a maximum sales load of 4.75% and Class D shares are sold at net asset value.* Using the Fund's net asset value at September 30, 1996, the maximum offering price of the Fund's shares is as follows:


      CLASS A

      Net asset value and redemption price per Class A share...... $ 15.38
                                                                    ------
      Maximum sales load (4.75% of offering price)................ $   .77
                                                                    ------
      Offering price to public.................................... $ 16.15
                                                                    ======
      CLASS B

      Net asset value and offering price per share *.............. $ 14.78
                                                                    ======
      CLASS D

      Net asset value and offering price per share *.............. $ 14.77
                                                                    ======

--------------

* Class B shares are subject to a CDSL declining from 5% in the first year after purchase to 0% after six years. Class D shares are subject to a CDSL of 1% on redemptions within one year of purchase. See "Redemption Of Shares" in the Fund's Prospectus.



CLASS A SHARES - REDUCED INITIAL SALES LOADS



REDUCTIONS AVAILABLE. Shares of any Seligman Mutual Fund sold with an initial sales load in a continuous offering will be eligible for the following reductions:

      VOLUME DISCOUNTS are provided if the total amount being invested in Class A shares of the Fund alone, or in any combination of shares of the other mutual funds in the Seligman Group which are sold with an initial sales load, reaches levels indicated in the sales load schedule set forth in the Prospectus.

      THE RIGHT OF ACCUMULATION allows an investor to combine the amount being invested in Class A shares of the Fund and shares of the other mutual funds in the Seligman Group that were sold with an initial sales load with the total net asset value of shares of those Seligman Mutual Funds already owned that were sold with an initial sales load and the total net asset value of shares of Seligman Cash Management Fund which were acquired through an exchange of shares of another mutual fund in the Seligman Group on which there was an initial sales load at the time of purchase to determine reduced sales loads in accordance with the schedule in the Prospectus. The value of the shares owned, including the value of shares of Seligman Cash Management Fund acquired in an exchange of shares of another mutual fund in the Seligman Group on which there was an initial sales load at the time of purchase will be taken into account in orders placed through a dealer, however, only if Seligman Financial Services, Inc. ("SFSI") is notified by an investor or a dealer of the amount owned by the investor at the time the purchase is made and is furnished sufficient information to permit confirmation.

      A LETTER OF INTENT allows an investor to purchase Class A shares over a 13-month period at reduced initial sales loads in accordance with the schedule in the Prospectus, based on the total amount of Class A shares of the Fund that the letter states the investor intends to purchase plus the total net asset value of shares that were sold with an initial sales load of the other Mutual Funds in the Seligman Group already owned and the total net asset value of shares of Seligman Cash Management Fund which were acquired through an exchange of shares of another Mutual Fund in the Seligman Group on which there was an initial sales load at the time of purchase. Reduced sales loads also may apply to purchases made within a 13-month period starting up to 90 days before the date of execution of a letter of intent. For more information concerning the terms of the letter of intent see "Terms and Conditions - Letter of Intent - Class A Shares Only" in the back of the Prospectus.

      Class A shares purchased without an initial sales load in accordance with the sales load schedule in the Fund's prospectus, or pursuant to a Volume Discount, Right of Accumulation or Letter of Intent are subject to a CDSL of 1% on redemptions of such shares within eighteen months of purchase.

     PERSONS ENTITLED TO REDUCTIONS. Reductions in initial sales loads apply to purchases of Class A shares by a "single person," including an individual; members of a family unit comprising husband, wife and minor children; or a trustee or other fiduciary purchasing for a single fiduciary account. Employee benefit plans qualified under Section 401 of the Internal Revenue Code, of 1986 (the "Code"), as amended, organizations tax exempt under Section 501 (c)(3) or
(13) of the Code, and non-qualified employee benefit plans that satisfy uniform criteria are considered "single persons" for this purpose. The uniform criteria are as follows:


      1. Employees must authorize the employer, if requested by the Fund, to receive in bulk and to distribute to each participant on a timely basis the Fund Prospectus, reports and other shareholder communications.

      2. Employees participating in a plan will be expected to make regular periodic investments (at least annually). A participant who fails to make such investments may be dropped from the plan by the employer or the Fund 12 months and 30 days after the last regular investment in his account. In such event, the dropped participant would lose the discount on share purchases to which the plan might then be entitled.

      3. The employer must solicit its employees for participation in such an employee benefit plan or authorize and assist an investment dealer in making enrollment solicitations.


ELIGIBLE EMPLOYEE BENEFIT PLANS. The table of sales loads in the Prospectus applies to sales to "eligible employee benefit plans" (as defined in the Prospectus), except that the Fund may sell shares at net asset value to "eligible employee benefit plans" which have at least (i) $500,000 invested in the Seligman Group of Mutual Funds or (ii) 50 eligible employees to whom such plan is made available. Such sales must be made in connection with a payroll deduction system of plan funding or other systems acceptable to Seligman Data Corp, the Fund's shareholder service agent. Such sales are believed to require limited sales effort and sales-related expenses and therefore are made at net asset value. Contributions or account information for plan participation also should be transmitted to Seligman Data Corp. by methods which it accepts. Additional information about "eligible employee benefit plans" is available from investment dealers or SFSI.

PAYMENT IN SECURITIES. In addition to cash, the Fund may accept securities in payment for Fund shares sold at the applicable public offering price (net asset value and, if applicable, any sales load), although the Fund does not presently intend to accept securities in payment for Fund shares. Generally, the Fund will only consider accepting securities (l) to increase its holdings in a portfolio security, or (2) if the Manager determines that the offered securities are a suitable investment for the Fund and in a sufficient amount for efficient management. Although no minimum has been established, it is expected that the Fund would not accept securities with a value of less than $100,000 per issue in payment for shares. The Fund may reject in whole or in part offers to pay for Fund shares with securities, may require partial payment in cash for applicable sales loads, and may discontinue accepting securities as payment for Fund shares at any time without notice. The Fund will not accept restricted securities in payment for shares. The Fund will value accepted securities in the manner provided for valuing portfolio securities of the Fund. (See "Valuation".)


FURTHER TYPES OF REDUCTIONS. Class A shares may be issued without an initial sales load in connection with the acquisition of cash and securities owned by other investment companies and other personal holding companies to financial institution trust departments, to registered investment advisers exercising investment discretionary authority with respect to the purchase of Fund shares, or pursuant to sponsored arrangements with organizations which make recommendations to, or permit group solicitation of, its employees, members or participants in connection with the purchase of shares of the Fund, to separate accounts established and maintained by an insurance company which are exempt from registration under Section 3(c)(11) of the 1940 Act, to registered representatives and employees (and their spouses and minor children) of any dealer that has a sales agreement with SFSI and shareholders of mutual funds with investment objectives similar to the Fund's who purchase shares with redemption proceeds of such funds and to certain unit investment trusts as described in the Prospectus.

      Class A shares may be issued without a sales load to present and retired directors, trustees, officers, employees (and their family members, as defined in the Prospectus) of the Funds, the other investment companies in the Seligman Group, the Manager and other companies affiliated with the Manager. Such sales may also be made to employee benefit plans and thrift plans for such persons and to any investment advisory, custodial, trust or other fiduciary account managed or advised by the Manager or any affiliate. The sales may be made for investment purposes only, and shares may be resold only to the Fund.

     Class A shares may be sold at net asset value to these persons since such sales require less sales effort and lower sales related expenses as compared with sales to the general public.

MORE ABOUT REDEMPTIONS. The procedures for redemption of Fund shares under ordinary circumstances are set forth in the Prospectus. In unusual circumstances, payment may be postponed, or the right of redemption postponed for more than seven days, if the orderly liquidation of portfolio securities is prevented by the closing of, or restricted trading on the NYSE during periods of emergency, or such other periods as ordered by the Securities and Exchange
Commission. Under these circumstances, redemption proceeds may be made in securities. If payment is made in securities, a shareholder may incur brokerage expenses in converting these securities to cash.

                              DISTRIBUTION SERVICES


      SFSI, an affiliate of the Manager, acts as general distributor of the shares of the Fund and of the other Mutual Funds in the Seligman Group. The Fund and SFSI are parties to a Distributing Agreement dated January 1, 1993. As general distributor of the Fund's Capital Stock, SFSI allows commissions on sales of Fund shares to all dealers of up to 4.25% on purchases of Class A Shares to which the 4.75% sales load applies. Total sales loads paid by shareholders of Class A shares of the Fund for the fiscal years ended September 30, 1994, 1995 and 1996, respectively, amounted to $254,283, $5,489,669 and
$6,222,709,   respectively,   of  which  $225,716,  $4,882,246  and  $5,532,809,
respectively, was paid as commissions to dealers. SFSI receives the balance of sales loads and any CDSLs paid by investors on Class D shares. For the fiscal years ended September 30, 1994, 1995 and 1996, SFSI retained CDSL charges on Class D shares amounting to $1,240, $22,116 and $117,636, respectively.


     SFSI has sold its rights to collect any CDSL imposed on redemptions of Class B shares to FEP Capital, L.P. ("FEP"). SFSI has also sold its rights to substantially all of the distribution fee in respect of Class B shares received by it pursuant to the Plan to FEP, which provides funding to SFSI to enable it to pay commissions to dealers at the time of the sale of the related Class B shares. In connection with the sale of its rights to collect any CDSL and the distribution fees with respect to Class B shares, SFSI receives payments from FEP based on the value of Class B shares sold. The aggregate amount of such payments and the Class B distribution fees retained by SFSI for the period ended September 30, 1996, amounted to $61,955.


      Effective April 1, 1995, Seligman Services, Inc. ("SSI"), an affiliate of the Manager, became eligible to receive commissions from certain sales of Fund shares, as well as distribution and service fees pursuant to the Plan. For the period ended September 30, 1995, SSI received commissions of $104,682 from sales of Fund shares. SSI also received distribution and service fees of $11,821, pursuant to the Plan. For the fiscal year ended September 30, 1996, SSI received commissions on $156,157 from sales of Fund shares, and received distribution and service fees of $73,340, pursuant to the Plan.


                                    VALUATION


     Net asset value per share of each class of the Fund is determined as of the close of the NYSE (normally, 4:00 p.m. Eastern time), on each day that the NYSE is open for business. The NYSE is currently closed on New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Fund will also determine net asset value for each class on each day in which there is a sufficient degree of trading in the Fund's portfolio securities that the net asset value of Fund shares might be materially affected. Net asset value per share for a class is computed by dividing such class' share of the value of the net assets of the Fund (i.e., the value of its assets less liabilities) by the total number of outstanding shares of such class. All expenses of the Fund, including the Manager's fee, are accrued daily and taken into account for the purpose of determining net asset value. The net asset value of Class B and Class D shares will generally be lower than the net asset value of Class A shares as a result of the higher distribution fee with respect to such shares.


     Portfolio securities, including open short positions and options written, are valued at the last sale price on the securities exchange or securities market on which such securities primarily are traded. Securities not listed on an exchange or securities market, or securities in which there were no transactions, are valued at the average of the most recent bid and asked price, except in the case of open short positions where the asked price is available. Any securities or other assets for which recent market quotations are not readily available are valued at fair value as determined in accordance with procedures approved by the Board of Directors. Short-term obligations with less than sixty days remaining to maturity are generally valued at amortized cost. Short-term obligations with more than sixty days remaining to maturity will be valued at current market value until the sixtieth day prior to maturity, and will then be valued on an amortized cost basis based on the value on such date unless the Board determines that this amortized cost value does not represent fair market value. Expenses and fees, including the investment management fee, are accrued daily and taken into account for the purpose of determining the net asset value of Fund shares.

     Generally, trading in foreign securities, as well as U.S. Government securities, money market instruments and repurchase agreements, is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the shares of the Fund are determined as of such times.

Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the value of such securities and such exchange rates may occur between the times at which they are determined and the close of the NYSE, which will not be reflected in the computation of net asset value. If during such periods events occur which materially affect the value of such securities, the securities will be valued at their fair market value as determined in accordance with procedures approved by the Board of Directors.

     For purposes of determining the net asset value per share of the Fund, all assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at the mean between the bid and offer prices of such currencies against U.S. dollars quoted by a major bank that is a regular participant in the foreign exchange market or on the basis of a pricing service that takes into account the quotes provided by a number of such major banks.

                                   PERFORMANCE


     The average annual total returns for the Fund's Class A shares for the one-year, five-year, and ten-year periods through September 30, 1996 were 8.02%, 20.73%, and 16.22%, respectively. These returns were computed by subtracting the maximum sales load of 4.75% of public offering price and assuming that all of the dividends and distributions paid by the Fund over the relevant time period were reinvested. It was then assumed that at the end of each period, the entire amount was redeemed. The average annual total return was then calculated by calculating the annual rate required for the initial payment to grow to the amount which would have been received upon such redemption (i.e., the average annual compound rate of return). The average annual total return for the Fund's Class B shares for the period from April 22, 1996 (inception) through September 30, 1996 was (3.42)%. This return was computed assuming that all dividends and distributions paid by the Fund's Class B shares, if any, were reinvested over the period. It was then assumed that at the end of the period, the entire amount was redeemed, subtracting the 5% CDSL. The average annual total returns for the Fund's Class D shares for the one-year period ended September 30, 1996 and from May 3, 1993 (inception) through September 30, 1996 were 11.47% and 23.99%, respectively. These returns were computed assuming that all of the dividends and distributions paid by the Fund's Class D shares, if any, were reinvested over the relevant time period. It was then assumed that at the end of each period, the entire amount was redeemed, subtracting the 1% CDSL, if applicable.

     Table A below illustrates the total return (income and capital) on Class A shares of the Fund with dividends invested and gain distributions taken in shares. It shows that a $1,000 investment in Class A shares, assuming payment of the 4.75% sales load, made on October 1, 1986 had a value of $4,496 on September 30, 1996 resulting in an aggregate total return of 349.60%. Table B illustrates the total return (income and capital) on Class B shares of the Fund with dividends and gain distributions taken in shares. It shows that a $1,000 investment in Class B shares on April 22, 1996 (commencement of operations of Class B shares) had a value of $966 on September 30, 1996 resulting in an aggregate total return of (3.42)%. Table C illustrates the total return (income and capital) on Class D shares of the Fund with dividends invested and gain distributions taken in shares. It shows that a $1,000 investment in Class D shares made on May 3, 1993 (commencement of operations of Class D shares) had a value of $2,083 on September 30, 1996 resulting in an aggregate total return of 108.34%. The results shown should not be considered a representation of the dividend income or gain or loss in capital value which may be realized from an investment made in a class of shares of the Fund today.


                            TABLE A - CLASS A SHARES


                                           VALUE OF
            VALUE OF       CAPITAL           VALUE     TOTAL VALUE
YEAR        INITIAL         GAIN              OF           OF         TOTAL
ENDED     INVESTMENT 2   DISTRIBUTIONS     DIVIDENDS   INVESTMENT2    RETURN 1,3
-----     ------------   -------------     ---------   -----------    ---------

9/30/87        $ 1,175      $    47        $   --        $ 1,222
9/30/88            867          205            --          1,072
9/30/89          1,129          268            --          1,397
9/30/90            881          208            --          1,089
9/30/91          1,345          324             1          1,670
9/30/92          1,284          467             1          1,752
9/30/93          1,612        1,026             2          2,640



                                        VALUE OF
                 VALUE OF                CAPITAL                     VALUE      TOTAL VALUE
YEAR             INITIAL                  GAIN                        OF            OF          TOTAL
ENDED          INVESTMENT 2            DISTRIBUTIONS               DIVIDENDS    INVESTMENT2     RETURN 1,3
-----          ------------            -------------               ---------    -----------     ---------

9/30/94             $ 1,460                 $ 1,436                   $ 2           $ 2,898
9/30/95               1,764                   2,199                     2             3,965
9/30/96               1,932                   2,562                     2             4,496        349.60%


                            TABLE B - CLASS B SHARES

                                       VALUE OF
                 VALUE OF                CAPITAL                     VALUE      TOTAL VALUE
PERIOD           INITIAL                  GAIN                        OF            OF          TOTAL
ENDED 1       INVESTMENT 2              DISTRIBUTIONS              DIVIDENDS    INVESTMENT2     RETURN3
-------       ------------              -------------              ---------    -----------     -------
9/30/96            $   966                  $   --                  $  --           $   966       (3.42)%


                            TABLE C - CLASS D SHARES

                                       VALUE OF
                 VALUE OF                CAPITAL                     VALUE      TOTAL VALUE
YEAR/PERIOD      INITIAL                  GAIN                        OF            OF          TOTAL
    ENDED 1    INVESTMENT 2            DISTRIBUTIONS               DIVIDENDS    INVESTMENT2     RETURN3
-----------    ------------            -------------               ---------    -----------     -------
9/30/93             $ 1,265                  $    -                     -           $ 1,265
9/30/94               1,126                     241                     -             1,367
9/30/95               1,345                     507                     -             1,852
9/30/96               1,459                     624                     -             2,083      108.34%

1 For the ten-year period ended September 30, 1996 for Class A shares, from commencement of operations of Class B shares on April 22, 1996 and from commencement of operations of Class D shares on May 3, 1993.
2 The "Value of Initial Investment" as of the date indicated reflects the effect of the maximum sales load, assumes that all dividends and capital gain distributions were taken in cash and reflects changes in the net asset value of the shares purchased with the hypothetical initial investment. "Total Value of Investment" reflects the effect of the CDSL, if applicable, assumes investment of all dividends and capital gain distributions and reflects changes in the net asset value.
3 Total return for each Class of shares of the Fund is calculated by assuming a hypothetical initial investment of $1,000 at the beginning of the period specified; subtracting the maximum sales load for Class A shares; determining total value of all dividends and distributions that would have been paid during the period on such shares assuming that each dividend or distribution was invested in additional shares at net asset value; calculating the total value of the investment at the end of the period; subtracting the CDSL on Class B and Class D shares, if applicable; and finally, by dividing the difference between the amount of the hypothetical initial investment at the beginning of the period and its total value at the end of the period by the amount of the hypothetical initial investment.

      The Fund's total return and average annual total return of Class A shares quoted from time to time through June 1, 1992 do not reflect the deduction of the administration, shareholder services and distribution fee, and through December 31, 1995 for Class A and Class D shares does not reflect the increased management fee approved by shareholders on December 12, 1995 and effective on January 1, 1996; which fees if reflected would reduce the performance quoted.


      The Fund may also include its aggregate total return over a specified period in advertisements or in information furnished to present or prospective shareholders.

                               GENERAL INFORMATION

CAPITAL STOCK. The Board of Directors is authorized to classify or reclassify and issue any unissued Capital Stock of the Fund into any number of other classes without further action by shareholders. The 1940 Act requires that where more than one class exists, each class must be preferred over all other classes in respect of assets specifically allocated to such class.

CUSTODIAN. Investors Fiduciary Trust Company, 127 West 10th Street, Kansas City, Missouri 64105 serves as custodian of the Fund. It also maintains, under the general supervision of the Manager, the accounting records and determines the net asset value for the Fund.

AUDITORS. Deloitte & Touche LLP, independent auditors, have been selected as auditors of the Fund. Their address is Two World Financial Center, New York, New York 10281.

                              FINANCIAL STATEMENTS


      The Annual Report to shareholders for the fiscal year ended September 30, 1996 is incorporated by reference into this Statement of Additional Information. The Annual Report contains a schedule of the investments of the Fund as of September 30, 1996, as well as certain other financial information as of that date. The Annual Report will be furnished without charge to investors who request copies of the Fund's Statement of Additional Information.

                                    APPENDIX

                 HISTORY OF J. & W. SELIGMAN & CO. INCORPORATED

            Seligman's beginnings date back to 1837, when Joseph Seligman, the oldest of eight brothers, arrived in the United States from Germany. He earned his living as a pack peddler in Pennsylvania, and began sending for his brothers. The Seligmans became successful merchants, establishing businesses in the South and East.

            Backed by nearly thirty years of business  success - culminating  in the sale of government securities to help finance the Civil War - Joseph Seligman, with his brothers, established the international banking and investment firm of J. & W. Seligman & Co. In the years that followed, the Seligman Complex played a major role in the geographical expansion and industrial development of the United States.

THE SELIGMAN COMPLEX:

 ...Prior to 1900

    o  Helps finance America's fledgling railroads through underwritings.
    o Is admitted to the New York Stock Exchange in 1869. Seligman remained a member of the NYSE until 1993, when the evolution of its business made it unnecessary.
    o Becomes a prominent underwriter of corporate securities, including New York Mutual Gas Light Company, later part of Consolidated Edison. Provides financial assistance to Mary Todd Lincoln and urges the Senate to award her a pension.
    o  Is appointed U.S. Navy fiscal agent by President Grant.
    o Becomes a leader in raising capital for America's industrial and urban development.

 ...1900-1910

    o  Helps Congress finance the building of the Panama Canal.

 ...1910s

    o Participates in raising billions for Great Britain, France and Italy, helping to finance World War I.

 ...1920s

    o Participates in hundreds of successful underwritings including those for some of the Country's largest companies: Briggs Manufacturing, Dodge Brothers, General Motors, Minneapolis-Honeywell Regulatory Company, Maytag Company United Artists Theater Circuit and Victor Talking Machine Company.
    o Forms Tri-Continental Corporation in 1929, today the nation's largest, diversified closed-end equity investment company, with over $2 billion in assets, and one of its oldest.

 ...1930s

    o Assumes management of Broad Street Investing Co. Inc., its first mutual fund, today known as Seligman Common Stock Fund, Inc.
    o  Establishes Investment Advisory Service.

 ...1940s

    o  Helps shape the Investment Company Act of 1940.
    o Leads in the purchase and subsequent sale to the public of Newport News Shipbuilding and Dry Dock Company, a prototype transaction for the investment banking industry.
    o Assumes management of National Investors Corporation, today Seligman Growth Fund, Inc.
    o  Establishes Whitehall Fund, Inc., today Seligman Income Fund, Inc.

 ...1950-1989


    o Develops new open-end investment companies. Today, manages more than 40 mutual fund portfolios.
    o Helps pioneer state-specific, municipal bond funds, today managing a national and 18 state-specific municipal funds.
    o Establishes J. & W. Seligman Trust Company and J. & W. Seligman Valuations Corporation.
    o Establishes Seligman Portfolios, Inc., an investment vehicle offered through variable annuity products.


 ...1990s


    o Introduces Seligman Select Municipal Fund, Inc. and Seligman Quality Municipal Fund, Inc. two closed-end funds that invest in high quality municipal bonds.
    o In 1991 establishes a joint venture with Henderson Administration Group plc, of London, known as Seligman Henderson Co., to offer global investment products.
    o Introduces to the public Seligman Frontier Fund, Inc., a small capitalization mutual fund.
    o Launches Seligman Henderson Global Fund Series, Inc., which today offers five separate series: Seligman Henderson International Fund, Seligman Henderson Global Smaller Companies Fund, Seligman Henderson Global Technology Fund, Seligman Henderson Global Growth Opportunities Fund and Seligman Henderson Emerging Markets Growth Fund.